UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number                        811- 7123

Advantage Funds, Inc. (Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166 (Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166 (Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000
Date of fiscal year end:	10/31
Date of reporting period:	10/31/09

The following N-CSR relates only to the Registrant’s series listed below and does not affect the other series of the Registrant, which have a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR Form will be filed for these series, as appropriate.

ADVANTAGE FUNDS, INC.

-	DREYFUS GLOBAL ABSOLUTE RETURN FUND
-	DREYFUS TOTAL RETURN ADVANTAGE FUND
-	GLOBAL ALPHA FUND

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus Global Absolute Return Fund

ANNUAL REPORT October 31, 2009

BNY MELLON
ASSET MANAGEMENT

Dreyfus

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the Chairman and CEO

3	Discussion of Fund Performance

6	Fund Performance

8	Understanding Your Fund’s Expenses

8	Comparing Your Fund’s Expenses With Those of Other Funds

9	Statement of Investments

10	Statement of Financial Futures

11	Statement of Assets and Liabilities

12	Statement of Operations

13	Statement of Changes in Net Assets

15	Financial Highlights

18	Notes to Financial Statements

34	Report of Independent Registered Public Accounting Firm

35	Important Tax Information

36	Board Members Information

39	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus
Global Absolute
Return Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Global Absolute Return Fund, covering the 12-month period from November 1, 2008, through October 31, 2009.

Recent reports of positive economic growth in the United States’, European and Asian markets may have signaled the end of the deep global recession that technically began here in the U.S. in late 2007. Signs that the world economies finally have turned a corner include inventory rebuilding among manufacturers, improvements in domestic housing, and more robust consumer spending. These developments helped fuel a sustained worldwide stock rally since the early spring, with the most beaten-down securities in less developed nations generally leading the rebound. Higher-quality stocks within more developed markets have participated in the rally, but have so far lagged on a relative performance basis.

In our judgment, the global financial markets currently appear poised to enter into a new phase in which underlying fundamentals, such as sound capital and financial structures--and not bargain hunting--are likely to drive investment returns. Of course, the best strategy for your portfolio depends not only on your view of the global economy’s direction, but on your current financial needs, future goals and attitudes toward risk. Your financial advisor can help you decide which investments have the potential to benefit from a recovery while guarding against the risk that may accompany unexpected market developments.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation November 16, 2009

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2008, through October 31, 2009, as provided by Helen Potter,Vassilis Dagioglu and James Stavena, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended October 31, 2009, Dreyfus Global Absolute Return Fund’s Class A shares produced a total return of 12.52%, Class C shares returned 11.64% and Class I shares returned 12.91%.1 In comparison, the fund’s benchmark, the Citibank 30-Day Treasury Bill Index, produced a total return of 0.10% for the same period.2

A severe recession and banking crisis sent prices of stocks and higher yielding bonds sharply lower in late 2008 and early 2009, but a sustained rally in anticipation of an economic recovery more than offset those losses over the remainder of the reporting period. The fund’s returns were higher than its benchmark, due primarily to the effectiveness of all four of the quantitative factors underlying the fund’s investment process.

The Fund’s Investment Approach

The fund seeks total return through investments in securities and instruments that provide exposure to global stock, bond and currency markets.The strategy utilizes a proprietary, fundamentals-based quantitative model to construct and optimally integrate a diverse set of four alpha-generating signals: stock markets vs. bond markets within each country, country allocation among equity markets, country allocation among sovereign bond markets and currency allocation. Our quantitative investment approach is designed to identify and exploit relative misvaluations across and within major developed capital markets such as the United States, Japan and the larger Western European countries. The fund will use to a significant degree derivative instruments, such as options, futures and options on futures (including those relating to securities, indexes, foreign currencies and interest rates), forward contracts, swaps and hybrid instruments (typically structured notes), as a substitute for investing directly in equities, bonds and currencies in connection with its investment strategy.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Volatility Continued as Global Markets Recovered

The world’s financial markets endured a year of extreme volatility. In the final months of 2008, a credit crisis affecting major financial institutions nearly led to the collapse of the global banking system. Meanwhile, rising unemployment, plunging housing prices and depressed consumer confidence in most markets exacerbated the most severe global economic downturn since the 1930s. These influences fueled a bear market that drove some of the world’s financial markets to multi-year lows by the first quarter of 2009.

Global market sentiment began to improve in early March, as massive government-led stimulus measures were enacted around the world.As these measures gained traction, global economic activity rebounded much faster than most analysts expected.All regions of the world produced positive economic growth by the end of the reporting period, and the global financial markets rallied sharply, with the emerging markets leading the way. Conversely, traditional safe havens, such as the sovereign bonds of developed nations, gave back some of the gains they had achieved in a “flight to quality” during the downturn.

Quantitative Process Bolstered Fund Performance

As 2009 unfolded, indiscriminate selling pressure during the financial crisis gave way to more disciplined discrimination by investors among global stock, bond and currency markets. As a result, all four of the alpha-generating signals considered by our investment process contributed positively to the fund’s relative performance during the reporting period.

A generally overweighted allocation to global stocks boosted relative performance for the reporting period, as strong results since March more than offset earlier losses. In addition, results from our country selection models proved favorable. For example, a bias toward bond markets in the United Kingdom and United States added significant alpha over the first half of the reporting period as the Bank of England and the Federal Reserve Board reduced short-term interest rates and enacted emergency liquidity programs. When investors began to re-focus on fundamentals in March, our country equity selection model

4

added value through an overweighted position in U.K. stocks and underweighted exposure to Japanese equities.

Finally, currency decisions added value, particularly when market volatility subsided later in the reporting period. An overweighted position in the Australian dollar proved to be the greatest currency-related contributor to the fund’s relative performance.

Continuing to Seek Relative Value Opportunities

The dramatic mispricing of global stock markets during the downturn was corrected during the subsequent rally, prompting us to reduce the fund’s overall allocation to global stocks. However, as of the reporting period’s end, we have continued to find relative value opportunities in a number of markets. For example, we have reallocated assets from U.K. stocks to German equities. In global bond markets, wider yield differences along the maturity spectrum have created opportunities in government bond markets in the United States, United Kingdom and Euro-area (ex-U.K.) countries. We generally have maintained the fund’s underweighted positions in Japanese stocks and bonds. Finally, a significant drop in risk aversion among investors has led to a more conducive environment to take advantage of relative mispricings in currency markets, and the fund has maintained an overweighted position in the Australian dollar and underweighted allocations to the U.S. dollar and the British pound.

November 16, 2009

Investing in foreign companies involves special risks, including changes in currency rates, political, economic and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity. An investment in this fund should be considered only as a supplement to an overall investment program.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect until March
1, 2010. Had these expenses not been absorbed, the fund’s returns would have been lower.
2	SOURCE: Citigroup — Citigroup 30-Day Treasury Bill Index is a market value-weighted index of public obligations of the U.S.Treasury with maturities of 30 days.

The Fund 5

FUND PERFORMANCE

† Source: Bloomberg L.P.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A, Class C and Class I shares of Dreyfus Global
Absolute Return Fund on 12/18/07 (inception date) to a $10,000 investment made in the Citibank 30-Day
Treasury Bill Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested. For comparative purposes, the value of the Index on 12/31/07 is used as the beginning value on 12/18/07.
The fund’s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is a market value-weighted index of public obligations of the U. S. Treasury with maturities of 30 days. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/09

	Inception		From
	Date	1 Year	Inception

Class A shares
with maximum sales charge (5.75%)	12/18/07	6.02%	–4.79%
without sales charge	12/18/07	12.52%	–1.74%
Class C shares
with applicable redemption charge †	12/18/07	10.64%	–2.50%
without redemption	12/18/07	11.64%	–2.50%
Class I shares	12/18/07	12.91%	–1.41%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Global Absolute Return Fund from May 1, 2009 to October 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2009
	Class A	Class C	Class I

Expenses paid per $1,000†	$ 7.85	$ 11.75	$ 6.55
Ending value (after expenses)	$1,075.90	$1,071.80	$1,078.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2009
	Class A	Class C	Class I

Expenses paid per $1,000†	$ 7.63	$ 11.42	$ 6.36
Ending value (after expenses)	$1,017.64	$1,013.86	$1,018.90

† Expenses are equal to the fund’s annualized expense ratio of 1.50% for Class A, 2.25% for Class C and 1.25% for

Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
October 31, 2009

	Principal
Short-Term Investments—77.3%	Amount ($)	Value ($)

U.S. Treasury Bills:
0.06%, 1/28/10	1,030,000	1,029,900
0.07%, 1/21/10	3,638,000	3,637,782
0.10%, 12/24/09	1,500,000	1,499,920
0.12%, 12/17/09	565,000 [a]	564,979
0.17%, 11/19/09	2,590,000	2,589,997
Total Short-Term Investments
(cost $9,321,728)		9,322,578

Other Investment—20.2%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $2,434,000)	2,434,000 [b]	2,434,000

Total Investments (cost $11,755,728)	97.5%	11,756,578
Cash and Receivables (Net)	2.5%	302,966
Net Assets	100.0%	12,059,544

a	Held by a broker as collateral for open financial futures positions.
b	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†
Value (%)

Short-Term/Money Market Investments	97.5

† Based on net assets.
See notes to financial statements.

The Fund 9

STATEMENT OF FINANCIAL FUTURES
October 31, 2009

				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
Contracts		Contracts ($)	Expiration	at 10/31/2009 ($)

Financial Futures Long
10 Year Euro-Bond	22	3,956,858	December 2009	20,089
British Long Gilt	7	1,367,762	December 2009	14,587
CAC 40 10 Euro Index	30	1,588,837	November 2009	(103,058)
Dax Index	2	398,629	December 2009	(25,040)
FTSE 100 Index	9	741,902	December 2009	(839)
U.S. Treasury 10 Year Notes	23	2,728,016	December 2009	19,556
Financial Futures Short
S & P 500 Emini	13	(671,450)	December 2009	12,784
Japanese 10 Year Bond	58	(8,837,119)	December 2009	33,239
TOPIX Index	19	(1,876,491)	December 2009	88,715
Gross Unrealized Appreciation				188,970
Gross Unrealized Depreciation				(128,937)

See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2009

		Cost	Value

Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers		9,321,728	9,322,578
Affiliated issuers		2,434,000	2,434,000
Cash			18,027
Receivable for shares of Common Stock subscribed			264,216
Unrealized appreciation on forward
foreign currency exchange contracts—Note 4			179,624
Receivable for investment securities sold			66,368
Dividends and interest receivable			238
Prepaid expenses			23,953
			12,309,004
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			18,961
Payable for investment securities purchased			100,133
Unrealized depreciation on forward
foreign currency exchange contracts—Note 4			55,634
Payable for futures variation margin—Note 4			38,431
Payable for shares of Common Stock redeemed			130
Accrued expenses			36,171
			249,460
Net Assets ($)			12,059,544
Composition of Net Assets ($):
Paid-in capital			12,098,898
Accumulated net realized gain (loss) on investments			(224,227)
Accumulated net unrealized appreciation (depreciation) on
investments and foreign currency transactions (including
$60,033 net unrealized appreciation on financial futures)			184,873
Net Assets ($)			12,059,544

Net Asset Value Per Share
	Class A	Class C	Class I

Net Assets ($)	8,911,341	1,440,121	1,708,082
Shares Outstanding	748,409	122,126	143,021
Net Asset Value Per Share ($)	11.91	11.79	11.94

See notes to financial statements.

The Fund 11

STATEMENT OF OPERATIONS
Year Ended October 31, 2009

Investment Income ($):
Income:
Interest	18,309
Cash dividends;
Affiliated issuers	5,505
Total Income	23,814
Expenses:
Management fee—Note 3(a)	126,776
Registration fees	86,563
Shareholder servicing costs—Note 3(c)	29,502
Auditing fees	24,531
Distribution fees—Note 3(b)	9,269
Custodian fees—Note 3(c)	7,070
Prospectus and shareholders’ reports	6,820
Directors’ fees and expenses—Note 3(d)	1,328
Legal fees	579
Loan commitment fees—Note 2	68
Interest expense—Note 2	44
Miscellaneous	19,762
Total Expenses	312,312
Less—expense reimbursement from The Dreyfus
Corporation due to undertaking—Note 3(a)	(135,894)
Less—reduction in fees due to earnings credits—Note 1(c)	(203)
Net Expenses	176,215
Investment (Loss)—Net	(152,401)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(22,641)
Net realized gain (loss) on options transactions	288,171
Net realized gain (loss) on financial futures	727,031
Net realized gain (loss) on forward foreign currency exchange contracts	34,935
Net Realized Gain (Loss)	1,027,496
Net unrealized appreciation (depreciation) on investments, foreign currency transactions, financial futures and options transactions (including $200,299 net unrealized appreciation on financial futures, $170,624 net unrealized appreciation on forward foreign currency exchange contracts and
$62,941 net unrealized appreciation on options transactions)	432,432
Net Realized and Unrealized Gain (Loss) on Investments	1,459,928
Net Increase in Net Assets Resulting from Operations	1,307,527

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2009[a]	2008[b]

Operations ($):
Investment income (loss)—net	(152,401)	78,964
Net realized gain (loss) on investments	1,027,496	(1,268,907)
Net unrealized appreciation
(depreciation) on investments	432,432	(247,559)
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,307,527	(1,437,502)
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(84,905)	—
Class C Shares	(11,770)	—
Class I Shares	(59,541)	—
Class T Shares	(8,028)	—
Total Dividends	(164,244)	—
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	6,479,947	5,364,489
Class C Shares	407,275	1,144,813
Class I Shares	1,402,557	4,606,499
Class T Shares	119	734,620
Dividends reinvested:
Class A Shares	16,538	—
Class C Shares	3,853	—
Class I Shares	11,442	—
Class T Shares	412	—
Cost of shares redeemed:
Class A Shares	(3,024,381)	(9,726)
Class C Shares	(92,410)	(15,000)
Class I Shares	(3,753,216)	(275,980)
Class T Shares	(648,088)	—
Increase (Decrease) in Net Assets from
Capital Stock Transactions	804,048	11,549,715
Total Increase (Decrease) in Net Assets	1,947,331	10,112,213
Net Assets ($):
Beginning of Period	10,112,213	—
End of Period	12,059,544	10,112,213
Undistributed investment income—net	—	164,191

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31,

	2009[a]	2008[b]

Capital Share Transactions:
Class Ac
Shares sold	588,765	431,580
Shares issued for dividends reinvested	1,523	—
Shares redeemed	(272,603)	(856)
Net Increase (Decrease) in Shares Outstanding	317,685	430,724
Class C
Shares sold	36,918	94,769
Shares issued for dividends reinvested	356	—
Shares redeemed	(8,506)	(1,411)
Net Increase (Decrease) in Shares Outstanding	28,768	93,358
Class I
Shares sold	126,472	382,830
Shares issued for dividends reinvested	1,055	—
Shares redeemed	(341,811)	(25,525)
Net Increase (Decrease) in Shares Outstanding	(214,284)	357,305
Class Tc
Shares sold	11	59,029
Shares issued for dividends reinvested	38	—
Shares redeemed	(59,078)	—
Net Increase (Decrease) in Shares Outstanding	(59,029)	59,029

a	Effective as of the close of business on February 4, 2009, the fund no longer offers Class T shares.
b	From December 18, 2007 (commencement of operations) to October 31, 2008.
c	On the close of business on February 4, 2009, 59,078 Class T shares representing $648,088 were converted to
59,132 Class A shares.
See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Year Ended October 31,

Class A Shares	2009	2008[a]

Per Share Data ($):
Net asset value, beginning of period	10.75	12.50
Investment Operations:
Investment income (loss)—net[b]	(.15)	.12
Net realized and unrealized
gain (loss) on investments	1.48	(1.87)
Total from Investment Operations	1.33	(1.75)
Distributions:
Dividends from investment income—net	(.17)	—
Net asset value, end of period	11.91	10.75
Total Return (%)[c]	12.52	(14.00)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.65	3.04[e]
Ratio of net expenses to average net assets	1.50	1.48[e]
Ratio of net investment income
(loss) to average net assets	(1.29)	1.14[e]
Portfolio Turnover Rate	—	—
Net Assets, end of period ($ x 1,000)	8,911	4,630

a	From December 18, 2007 (commencement of operations) to October 31, 2008.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.
See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,

Class C Shares	2009	2008[a]

Per Share Data ($):
Net asset value, beginning of period	10.68	12.50
Investment Operations:
Investment income (loss)—net[b]	(.22)	.03
Net realized and unrealized
gain (loss) on investments	1.45	(1.85)
Total from Investment Operations	1.23	(1.82)
Distributions:
Dividends from investment income—net	(.12)	—
Net asset value, end of period	11.79	10.68
Total Return (%)[c]	11.64	(14.56)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	3.32	4.00[e]
Ratio of net expenses to average net assets	2.25	2.23[e]
Ratio of net investment income
(loss) to average net assets	(2.03)	.35[e]
Portfolio Turnover Rate	—	—
Net Assets, end of period ($ x 1,000)	1,440	997

a	From December 18, 2007 (commencement of operations) to October 31, 2008.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.
See notes to financial statements.

16

	Year Ended October 31,

Class I Shares	2009	2008[a]

Per Share Data ($):
Net asset value, beginning of period	10.78	12.50
Investment Operations:
Investment income (loss)—net[b]	(.11)	.09
Net realized and unrealized
gain (loss) on investments	1.48	(1.81)
Total from Investment Operations	1.37	(1.72)
Distributions:
Dividends from investment income—net	(.21)	—
Net asset value, end of period	11.94	10.78
Total Return (%)	12.91	(13.76)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.57	3.12[d]
Ratio of net expenses to average net assets	1.25	1.23[d]
Ratio of net investment income
(loss) to average net assets	(1.07)	1.03[d]
Portfolio Turnover Rate	—	—
Net Assets, end of period ($ x 1,000)	1,708	3,851

a	From December 18, 2007 (commencement of operations) to October 31, 2008.
b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Annualized.
See notes to financial statements.

The Fund 17

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Global Absolute Return Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers ten series, including the fund.The fund’s investment objective seeks total return by investing in instruments that provide investment exposure to global equity, bond and currency markets, and in fixed-income securities. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Mellon Capital Management Corporation (“Mellon Capital”), a subsidiary of BNY Mellon, serves as the fund’s sub-investment adviser.

At a meeting of the fund’s Board of Directors held on July 15, 2008, the Board approved, effective December 1, 2008, a proposal to change the name of the fund from “Dreyfus Premier Global Absolute Return Fund” to “Dreyfus Global Absolute Return Fund”.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 300 million shares of $.001 par value Common Stock. The fund currently offers three classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized) and Class I (100 million shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses

18

attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Effective December 3, 2008, investments for new accounts were no longer permitted in ClassT of the fund, except that participants in certain group retirement plans were able to open a new account in Class T of the fund, provided that the fund was established as an investment option under the plans before December 3, 2008. On February 4, 2009, the fund issued to each holder of its Class T shares, in exchange for said shares, Class A shares of the fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Class T shares. Subsequent investments in the fund’s Class A shares made by prior holders of the fund’s Class T shares who received Class A shares of the fund in exchange for their Class T shares are subject to the front-end sales load schedule that was in effect for Class T shares at the time of the exchange. Otherwise, all other Class A share attributes will be in effect. Effective as of the close of business on February 4, 2009, the fund no longer offers Class T shares.

As of October 31, 2009, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 448,051 Class A and 56,000 Class C and Class I shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American

20

Depository Receipts and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.

Investments in debt securities excluding short-term investments (other than U.S.Treasury Bills), financial futures, options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Directors, or are determined by the fund not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Board of Directors.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S.Treasury Bills, are carried at amortized cost, which approximates value. Financial futures

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over the-counter are priced at the mean between the bid and asked price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward contracts are valued at the forward rate.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

22

The following is a summary of the inputs used as of October 31, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total

Assets ($)
Investments in Securities:
U.S. Treasury
Securities	—	9,322,578	—	9,322,578
Mutual Funds	2,434,000	—	—	2,434,000
Other Financial
Instruments†	188,970	179,624	—	368,594
Liabilities ($)
Other Financial
Instruments†	(128,937)	(55,634)	—	(184,571)

† Other financial instruments include derivative instruments, such as futures, forward foreign currency exchange contracts, swap contracts and options contracts. Amounts shown represent unrealized appreciation (depreciation), or in the case of options, market value at period end.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

24

Each of the tax years in the two-year period ended October 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2009, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $67,898 and unrealized appreciation $28,544.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2009. If not applied, the carryover expires in fiscal 2016.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2009 and October 31, 2008 were as follows: ordinary income $164,244 and $0.

During the period ended October 31, 2009, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses and net operating losses, the fund increased accumulated undistributed investment income-net by $152,454, increased accumulated net realized gain (loss) on investments by $100,516 and decreased paid-in capital by $252,970. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participated with other Dreyfus-managed funds in a $145 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Effective October 14, 2009, the $145 million unsecured credit facility with Citibank, N.A., was increased to $215 million and the fund continues participation in the $300 million unsecured credit facility provided by

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

The Bank of New York Mellon. In connection therewith, the fund has agreed to pay its pro rata portion of Facility fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2009, was approximately $2,400 with a related weighted average annualized interest rate of 1.79%.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with Dreyfus, the management fee is computed at the annual rate of 1.10% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has agreed, to waive receipt of its fees and/or assume the expenses of the fund, until March 1, 2010, so that the expenses of none of the classes, exclusive of taxes, brokerage fees, Rule 12b-1 distribution plan fees, interest on borrowings, shareholder services plan fees, commitment fees and extraordinary expenses, exceed an annual rate of 1.25% of the value of the average daily net assets of their class. The expense reimbursement, pursuant to the undertaking, amounted to $135,894 during the period ended October 31, 2009.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Mellon Capital, Dreyfus pays Mellon Capital an annual fee of .65% of the value of the fund’s average daily net assets, payable monthly.

During the period ended October 31, 2009, the Distributor retained $672 and $1 from commissions earned on sales of the fund’s Class A and T shares, respectively, and $109 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay and Class T shares paid the Distributor for distributing their shares at an annual rate of .75%

26

and .25% of the value of their respective average daily net assets. During the period ended October 31, 2009, Class C and ClassT shares were charged $8,848 and $421, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay and Class T shares paid the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2009, Class A, Class C and Class T shares were charged $19,387, $2,949 and $421, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2009, the fund was charged $3,472 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended October 31, 2009, the fund was charged $203 pursuant to the cash management agreement which is included in Shareholder servicing costs in the Statement of Operations. These fees were offset by earnings credits pursuant to the cash management agreement.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2009, the fund was charged $7,070 pursuant to the custody agreement.

During the period ended October 31, 2009, the fund was charged $6,397 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $10,982, Rule 12b-1 distribution plan fees $927, shareholder services plan fees $2,156,custodian fees $706,chief compliance officer fees $3,897 and transfer agency per account fees $594, which are offset against an expense reimbursement currently in effect in the amount of $301.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

During the period ended October 31, 2009, there were no purchases and sales of investment securities, excluding short-term securities, financial futures, options transactions and forward contracts.

The fund adopted the provisions of ASC Topic 815 “Derivatives and Hedging” which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges” and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure.The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of

28

Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of October 31, 2009 is shown below:

	Derivative		Derivative
	Assets ($)		Liabilities ($)

Interest rate risk[1]	87,471	Interest rate risk[1]	—
Equity risk[1]	101,499	Equity risk[1]	(128,937)
Foreign exchange risk[2]	179,624	Foreign exchange risk[3]	(55,634)
Gross fair value of
derivatives contracts	368,594		(184,571)

Statement of Assets and Liabilities location:

1	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Financial Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.

2	Unrealized appreciation on forward foreign currency exchange contracts.

3	Unrealized depreciation on forward foreign currency exchange contracts.

The effect of derivative instruments in the Statement of Operations during the period ended October 31, 2009 is shown below:

Amount of realized gain or (loss) on derivatives recognized in income ($)

			Forward
Underlying risk	Futures[4]	Options[5]	Contracts[6]	Total

Interest Rate	308,816	288,171	—	596,987
Equity	418,215	—	—	418,215
Foreign exchange	—	—	34,935	34,935
Total	727,031	288,171	34,935	1,050,137

Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($)[7]

			Forward
Underlying risk	Futures	Options	Contracts	Total

Interest Rate	129,703	62,941	—	192,644
Equity	70,596	—	—	70,596
Foreign exchange	—	—	170,624	170,624
Total	200,299	62,941	170,624	433,864

Statement of Operations location:
4	Net realized gain (loss) on financial futures.
5	Net realized gain (loss) on options transactions.
6	Net realized gain (loss) on forward foreign currency exchange contracts.
7	Net unrealized appreciation (depreciation) on investments, financial futures, options transactions, forward foreign currency contracts and swap transactions.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended October 31, 2009, the average market value of interest rate futures contracts was $14,327,468, which represented 119.42% of average net assets. The average market value of equity futures contracts was $6,429,094, which represented 53.59% of average net assets. The average market value of forward contracts was $9,198,511, which represented 76.67% of average net assets.The average market value of options contracts was $102,380, which represented .85% of average net assets.

Futures Contracts: In the normal course of pursuing its investment objectives, the fund is exposed to market risk, including equity price risk and interest rate risk as a result of changes in value of underlying financial instruments. The fund may invest in financial futures contracts in order to manage its exposure to or protect against changes in the market.A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. Futures contracts are valued daily at the last sales price established by the Board of Trade or exchange upon which they are traded.When the contracts are closed, the fund recognizes a realized gain or loss. There is minimal counterparty credit risk to the fund with futures, since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Contracts open at October 31, 2009 are set forth in the Statement of Financial Futures.

30

Options: A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date.The fund may purchase and write (sell) put and call options primarily to hedge against changes in security prices, or securities that the fund intends to purchase, or against fluctuations in value caused by changes in prevailing market interest rates or other market conditions. At October 31, 2009, there were no options outstanding.

Forward Foreign Currency Exchange Contracts: The fund may enter into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of an investment strat-egy.When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments.The fund is also exposed to credit risk associated with counterparty nonperformance

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

on these forward contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward contracts at October 31, 2009:

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)

Purchases:
Australian Dollar,
Expiring 12/16/2009	1,958,233	1,679,206	1,754,524	75,318
Australian Dollar,
Expiring 12/16/2009	1,225,126	1,052,346	1,097,679	45,333
Australian Dollar,
Expiring 12/16/2009	293,000	258,628	262,520	3,892
Australian Dollar,
Expiring 12/16/2009	25,600	23,603	22,937	(666)
Australian Dollar,
Expiring 12/16/2009	102,400	94,415	91,748	(2,667)
Australian Dollar,
Expiring 12/16/2009	76,200	69,542	68,273	(1,269)
Australian Dollar,
Expiring 12/16/2009	304,800	278,169	273,092	(5,077)
Canadian Dollar,
Expiring 12/16/2009	21,448	20,746	19,822	(924)
Japanese Yen,
Expiring 12/16/2009	116,996,754	1,275,856	1,300,108	24,252
Japanese Yen,
Expiring 12/16/2009	3,373,000	37,869	37,482	(387)
Japanese Yen,
Expiring 12/16/2009	11,458,000	127,701	127,325	(376)
Swiss Franc,
Expiring 12/16/2009	364,129	347,740	355,053	7,313
Swiss Franc,
Expiring 12/16/2009	3,826	3,716	3,730	14
Swiss Franc,
Expiring 12/16/2009	95,200	92,485	92,827	342
Swiss Franc,
Expiring 12/16/2009	1,000	988	975	(13)
Swiss Franc,
Expiring 12/16/2009	388,000	383,286	378,330	(4,956)

32

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($) (Depreciation) ($)

Sales:
British Pound,
Expiring 12/16/2009	1,072,044	1,775,880	1,758,987	16,893
British Pound,
Expiring 12/16/2009	398,000	632,303	653,030	(20,727)
British Pound,
Expiring 12/16/2009	299,000	476,244	490,593	(14,349)
British Pound,
Expiring 12/16/2009	196,800	319,527	322,905	(3,378)
British Pound,
Expiring 12/16/2009	49,200	79,881	80,726	(845)
British Pound,
Expiring 12/16/2009	29,250	48,614	47,993	621
British Pound,
Expiring 12/16/2009	165,750	275,297	271,959	3,338
Euro,
Expiring 12/16/2009	140,905	209,641	207,333	2,308
Gross Unrealized Appreciation				179,624
Gross Unrealized Depreciation				(55,634)

At October 31, 2009, the cost of investments for federal income tax purposes was $11,755,728; accordingly, accumulated gross unrealized appreciation on investments was $850.

NOTE 5—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through December 29, 2009, the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

The Fund 33

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus Global Absolute Return Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Global Absolute Return Fund (one of the series comprising Advantage Funds, Inc.) as of October 31, 2009, and the related statement of operations for the year then ended and the statement of changes in net assets and financial highlights for the year then ended and for the period from December 18, 2007 (commencement of operations) to October 31, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Global Absolute Return Fund at October 31, 2009, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from December 18, 2007 to October 31, 2008, in conformity with U.S. generally accepted accounting principles.

New York, New York December 29, 2009

34

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby designates 100% of ordinary income dividends paid during the fiscal year ended October 31, 2009 as qualifying interest related dividends.

The Fund 35

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (66)
Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

- Corporate Director and Trustee

Other Board Memberships and Affiliations:

- The Muscular Dystrophy Association, Director
- CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director
- The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
- Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 173

Peggy C. Davis (66)
Board Member (2006)

Principal Occupation During Past 5 Years:

- Shad Professor of Law, New York University School of Law (1983-present)
- Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training

No. of Portfolios for which Board Member Serves: 54

David P. Feldman (69)
Board Member (1996)

Principal Occupation During Past 5 Years:

- Corporate Director and Trustee

Other Board Memberships and Affiliations:

- BBH Mutual Funds Group (11 funds), Director
- The Jeffrey Company, a private investment company, Director

No. of Portfolios for which Board Member Serves: 47

36

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since December 2006.

Chairman, President and Chief Executive Officer of Founders Asset Management LLC, an affiliate of the Manager, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. Prior to June 2009, Mr. Officer was Chief Operating Officer,Vice Chairman and a director of the Manager, where he had been employed since April 1998. He is 61 years old.

PHILLIP N. MAISANO, Executive Vice President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 173 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 62 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. She is 46 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1990.

The Fund 39

OFFICERS OF THE FUND (Unaudited) (continued)

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 196 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 52 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 192 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Distributor since October 1998.

40

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the Chairman and CEO

3	Discussion of Fund Performance

6	Fund Performance

8	Understanding Your Fund’s Expenses

8	Comparing Your Fund’s Expenses With Those of Other Funds

9	Statement of Investments

28	Statement of Financial Futures

29	Statement of Securities Sold Short

30	Statement of Assets and Liabilities

31	Statement of Operations

32	Statement of Changes in Net Assets

34	Financial Highlights

37	Notes to Financial Statements

53	Report of Independent Registered Public Accounting Firm

54	Important Tax Information

55	Board Members Information

58	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus
Total Return
Advantage Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Total Return Advantage Fund, covering the 12-month period from November 1, 2008, through October 31, 2009.

Reports of positive U.S. economic growth over the third quarter of 2009 may have signaled the end of the deep recession that technically began in December 2007. Signs that the economy finally has turned a corner include inventory rebuilding among manufacturers, improvements in home sales and prices, and an increase in consumer spending. These indicators, along with improved investor sentiment, have helped higher-yielding bonds rally during the reporting period, while a weak U.S. dollar has supported currency transactions in other global markets. Short-term securities and higher quality, corporate bond investments have participated in the rally as investors exchanged out of low-yielding cash investments, but they have so far lagged non-investment-grade counterparts. U.S.Treasury securities, still considered to rank among the safest investments in the world, continue to underperform relative to other fixed-income categories.

As the financial markets currently appear poised to enter into a new phase, the best strategy for your portfolio depends not only on your view of the economy’s direction, but on your current financial needs, future goals and attitudes toward risk.Your financial advisor can help you decide which investments have the potential to benefit from a recovery while guarding against the risks that may accompany unexpected market developments.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation November 16, 2009

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2008, through October 31, 2009, as provided by David Kwan and Lowell Bennett, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended October 31, 2009, DreyfusTotal Return Advantage Fund’s Class A shares achieved a total return of 15.15%, Class C shares returned 14.32% and Class I shares returned 15.38%.1 In comparison, the fund’s benchmark, the Barclays Capital U.S.Aggregate Index (the “Index”), produced a total return of 13.79% for the same period.2

A severe recession and banking crisis sent prices of higher yielding bonds sharply lower early in the reporting period, but a subsequent rally in anticipation of an economic recovery more than offset losses within this market segment. Conversely, traditional safe havens, such as sovereign bonds, gained value in the downturn but gave back many of those gains when investors turned to riskier assets. The fund’s returns were higher than its benchmark Index, due primarily to the success of our global bond strategy. Our core bond and currency strategies also added value.

The Fund’s Investment Approach

The fund seeks to maximize total return from capital appreciation and income.To pursue its goal, the fund normally invests primarily in securities and other instruments that provide exposure to fixed income, including those that provide exposure to currency markets.

We employ an active core bond strategy, which accounts for the bulk of the fund’s returns, in which proprietary quantitative models are implemented to add value and control risk.We overlay the active core bond strategy with a separate, value-oriented global bond strategy. Finally, we employ a currency strategy in which we establish exposure to various currencies based on relative valuations.

Volatility Continued as Global Markets Recovered

In the final months of 2008, a global financial crisis nearly led to the collapse of the world’s banking system. In addition, rising unemployment,

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

plunging housing prices and depressed consumer confidence exacerbated the most severe global economic downturn since the 1930s.These influences drove some of the world’s financial markets to multi-year lows by the first quarter of 2009. Declines were particularly severe among corporate-, asset- and mortgage-backed securities, while sovereign bonds rallied amid a “flight to quality.”

Global market sentiment began to improve in early March, as massive liquidity programs were enacted around the world. As these measures gained traction, the global financial markets rallied sharply. Securities that had been severely punished during the downturn fared particularly well in the rally. Conversely, the sovereign bonds of developed nations gave back some of their previous gains. Although the U.S. dollar strengthened during the flight to quality, it has since suffered a sustained decline relative to other major currencies through most of 2009.

All Three Strategies Supported Fund Performance

Our core bond strategy, which comprises the lion’s share of fund assets and performance drivers, performed well over the reporting period, both in absolute terms and versus the Index. Our conservative investment posture, driven by a quantitative risk-controlled investment process, early in the reporting period helped cushion the extremely negative effects of the global liquidity crisis. In addition, an emphasis on shorter maturity higher-quality bonds mitigated the damage from underperforming non-treasury assets. Also, the fund’s overall long duration treasury exposure helped the fund benefit from falling U.S. Treasury interest rates.When interest rates had fallen to historical lows and it became clear that the bulk of the rally was behind us, we began reducing the core strategy’s average maturity in anticipation of higher yields during an economic recovery.

Although the global bond and currency components of the fund’s strategy comprise a smaller portion of the fund, overall they contributed positively to performance for the reporting period.The global bond strategy actually added significantly to the fund’s performance versus the benchmark, particularly over the first half. An emphasis on U.S.Treasuries and U.K. government bonds fared well as interest rates fell strongly in those countries. An underweight position in Japanese

4

bonds detracted mildly from the global bond strategy’s results over the second half, but it was not nearly enough to offset earlier gains. Our currency strategy added a degree of value over the reporting period’s second half, when results were boosted by an overweight position in the Australian dollar and underweight exposure to the euro.

Relative Value Opportunities Remain

As risks to the global economy have declined we have increased the fund’s allocation to higher yielding market sectors in a risk-controlled manner, while remaining in the investment-grade space.We also put an emphasis on the intermediate part of the yield curve and have adopted a slightly shorter-than-benchmark effective duration. In the global markets we have continued to emphasize the Australian dollar, where higher interest rates may attract investment capital, and we maintain a significant underweight to the Japanese bond market, which remains the lowest yielding among the major global bond markets. In our view, these are prudent strategies in the wake of a robust global fixed-income rally.

November 16, 2009

Foreign bonds are subject to special risks including exposure to currency fluctuations, changing political and economic conditions, and potentially less liquidity.
Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies.
1	Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I shares are not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by
The Dreyfus Corporation pursuant to an agreement in effect through March 1, 2010, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the fund’s returns would have been lower.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital U.S. Aggregate Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years.
Index returns do not reflect fees and expenses associated with operating a mutual fund.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A, Class C and Class I shares of Dreyfus Total
Return Advantage Fund on 3/15/06 (inception date) to a $10,000 investment made in the Barclays Capital U.S.
Aggregate Index (the “Index”) on that date. For comparative purposes, the value of the Index on 2/28/06 is used as the beginning value on 3/15/06. All dividends and capital gain distributions are reinvested.
The fund invests primarily in fixed-income securities and instruments that provide investment exposure to fixed-income
markets.The fund’s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-
backed securities with an average maturity of 1-10 years. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/09

	Inception		From
	Date	1 Year	Inception

Class A shares
with maximum sales charge (4.5%)	3/15/06	9.98%	4.79%
without sales charge	3/15/06	15.15%	6.13%
Class C shares
with applicable redemption charge †	3/15/06	13.32%	5.34%
without redemption	3/15/06	14.32%	5.34%
Class I shares	3/15/06	15.38%	6.39%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in DreyfusTotal Return Advantage Fund from May 1, 2009 to October 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2009
	Class A	Class C	Class I

Expenses paid per $1,000†	$ 4.65	$ 8.51	$ 3.36
Ending value (after expenses)	$1,051.50	$1,046.80	$1,052.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2009
	Class A	Class C	Class I

Expenses paid per $1,000†	$ 4.58	$ 8.39	$ 3.31
Ending value (after expenses)	$1,020.67	$1,016.89	$1,021.93

† Expenses are equal to the fund’s annualized expense ratio of .90% for Class A, 1.65% for Class C and .65% for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
October 31, 2009

	Coupon	Maturity	Principal
Bonds and Notes—86.9%	Rate (%)	Date	Amount ($)		Value ($)

Aerospace & Defense—.3%
Northrop Grumman,
Gtd. Notes	7.13	2/15/11	120,000		128,323
United Technologies,
Notes	6.13	7/15/38	35,000		39,036
					167,359
Agriculture—.3%
Altria Group,
Gtd. Notes	9.95	11/10/38	50,000		65,396
Reynolds American,
Gtd. Notes	7.63	6/1/16	75,000		80,892
UST,
Sr. Unscd. Notes	6.63	7/15/12	25,000		27,143
					173,431
Asset—Backed Certificates—.9%
CNH Equipment Trust,
Ser. 2007-B, Cl. A3B	0.85	10/17/11	474,592	[a]	474,683
Asset-Backed Ctfs./
Auto Receivables—1.0%
Americredit Automobile Receivables
Trust, Ser. 2007-CM, Cl. A4A	5.55	4/7/14	50,000		51,881
Americredit Automobile Receivables
Trust, Ser. 2007-DF, Cl. A4A	5.56	6/6/14	65,000		66,794
Chase Manhattan Auto Owner Trust,
Ser. 2006-B, Cl. A4	5.11	4/15/14	90,237		92,603
Honda Auto Receivables Owner
Trust, Ser. 2006-2, Cl. A4	5.28	1/23/12	72,703		73,829
Nissan Auto Receivables Owner
Trust, Ser. 2006-A, Cl. A4	4.77	7/15/11	18,936		19,030
Nissan Auto Receivables Owner
Trust, Ser. 2007-B, Cl. A4	5.16	3/17/14	250,000		263,948
					568,085
Asset-Backed Ctfs./Credit Cards—3.5%
American Express Credit Account
Master Trust, Ser. 2005-5, Cl. A	0.29	2/15/13	200,000	[a]	199,419
Bank of America Credit Card Trust,
Ser. 2006-A9, Cl. A9	0.26	2/15/13	750,000	[a]	746,083
Capital One Multi-Asset Execution
Trust, Ser. 2006-A10, Cl. A10	5.15	6/16/14	80,000		85,080

The Fund 9

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Asset-Backed Ctfs./
Credit Cards (continued)
Chase Issuance Trust,
Ser. 2005-A13, Cl. A13	0.29	2/15/13	300,000	[a]	299,061
Chase Issuance Trust,
Ser. 2006-A1, Cl. A	0.29	4/15/13	250,000	[a]	248,937
Chase Issuance Trust,
Ser. 2005-A10, Cl. A10	4.65	12/17/12	100,000		103,738
MBNA Credit Card Master Note
Trust, Ser. 2002-A3, Cl. A3	0.49	9/15/14	200,000	[a]	197,622
					1,879,940
Asset-Backed Ctfs./
Home Equity Loans—.1%
Residential Asset Mortgage
Products, Ser. 2003-RZ4, Cl. A7	4.79	6/25/33	73,053	[a]	67,934
Automobile Manufacturers—.2%
Daimler Finance North America,
Gtd. Notes	8.50	1/18/31	70,000		85,840
Automotive, Trucks & Parts—.2%
Johnson Controls,
Sr. Unscd. Notes	5.50	1/15/16	100,000		102,564
Banks—5.9%
Bank of America,
Sr. Unscd. Notes, Ser. L	5.65	5/1/18	40,000		40,497
Bank of America,
Sr. Unscd. Notes	5.75	12/1/17	40,000		40,738
Bank of Tokyo-Mitsubishi,
Sr. Sub. Notes	8.40	4/15/10	15,000		15,408
Bank One,
Sub. Notes	7.88	8/1/10	100,000		105,004
Citigroup,
Sub. Notes	5.00	9/15/14	30,000		29,611
Citigroup,
Sr. Unscd. Notes	5.13	5/5/14	50,000		50,524
Citigroup,
Sr. Unscd. Notes	5.50	4/11/13	150,000		156,443
Citigroup,
Sr. Unscd. Notes	6.00	2/21/12	164,000		174,514
Citigroup,
Sr. Unscd. Notes	6.00	8/15/17	50,000		50,427

10

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Banks (continued)
Citigroup,
Sr. Unscd. Notes	6.13	11/21/17	75,000	76,661
Citigroup,
Sr. Unscd. Notes	6.50	1/18/11	20,000	20,968
Citigroup,
Sr. Unscd. Notes	6.88	3/5/38	26,000	27,131
Comerica Bank,
Sub. Notes	5.75	11/21/16	15,000	14,157
Deutsche Bank
AG London,
Sr. Unscd. Notes	5.38	10/12/12	50,000	54,650
Deutsche Bank AG London,
Sr. Unscd. Notes	6.00	9/1/17	10,000	10,929
European Investment Bank,
Notes	2.00	2/10/12	150,000	152,316
European Investment Bank,
Notes	3.00	4/8/14	150,000	153,478
Fifth Third Bancorp,
Sr. Unscd. Notes	6.25	5/1/13	30,000	31,181
Goldman Sachs Group,
Sr. Unscd. Notes	5.70	9/1/12	50,000	54,293
Goldman Sachs Group,
Sr. Unscd. Notes	5.95	1/18/18	26,000	27,440
Goldman Sachs Group,
Sr. Unscd. Notes	6.15	4/1/18	65,000	69,379
Goldman Sachs Group,
Sr. Unscd. Notes	6.60	1/15/12	175,000	190,672
Goldman Sachs Group,
Sr. Unscd. Notes	7.50	2/15/19	100,000	117,141
HSBC Bank USA,
Sub. Notes	4.63	4/1/14	100,000	104,603
HSBC Holdings,
Sub. Notes	5.25	12/12/12	50,000	53,435
JPMorgan Chase & Co.,
Sr. Unscd. Notes	0.45	1/17/11	100,000 [a]	99,562
JPMorgan Chase & Co.,
Sr. Unscd. Notes	6.00	1/15/18	35,000	37,534
JPMorgan Chase & Co.,
Sr. Unscd. Notes	6.30	4/23/19	50,000	54,974

The Fund 11

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Banks (continued)
JPMorgan Chase & Co.,
Sr. Unscd. Notes	6.40	5/15/38	25,000	27,774
Key Bank,
Sub. Notes	7.00	2/1/11	50,000	52,179
Morgan Stanley,
Sub. Notes	4.75	4/1/14	85,000	85,339
Morgan Stanley,
Sr. Unscd. Notes	5.30	3/1/13	50,000	52,929
Morgan Stanley,
Sr. Unscd. Notes	6.00	4/28/15	150,000	160,692
Morgan Stanley,
Sr. Unscd. Notes	6.63	4/1/18	75,000	80,518
Morgan Stanley,
Sr. Unscd. Notes	6.75	4/15/11	25,000	26,636
PNC Funding,
Bank Gtd. Notes	5.63	2/1/17	15,000	14,814
Suntrust Bank,
Sub. Notes	6.38	4/1/11	175,000	183,510
U.S. Bank,
Sub. Notes	4.95	10/30/14	100,000	107,652
US Bancorp,
Sr. Unscd. Notes, Ser. P	4.50	7/29/10	10,000	10,297
Wachovia,
Sub. Notes	5.63	10/15/16	25,000	25,688
Wells Fargo & Co.,
Sr. Unscd. Notes	4.20	1/15/10	50,000	50,315
Wells Fargo & Co.,
Sr. Unscd. Notes	5.25	10/23/12	20,000	21,410
Wells Fargo & Co.,
Sr. Unscd. Notes	5.30	8/26/11	30,000	31,898
Wells Fargo & Co.,
Sr. Unscd. Notes	5.38	2/7/35	25,000	24,142
Wells Fargo & Co.,
Sr. Unscd. Notes	5.63	12/11/17	55,000	57,299
Wells Fargo Bank,
Sub. Notes	6.45	2/1/11	175,000	184,593
				3,211,355

12

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Building & Construction—.2%
CRH America,
Gtd. Notes	6.00	9/30/16	100,000		103,654
Chemicals-Fibers &
Diversified—.1%
Rohm and Haas,
Sr. Unscd. Notes	6.00	9/15/17	75,000		75,844
Commercial Mortgage
Pass-Through Ctfs.—5.6%
Banc of America Commercial
Mortgage, Ser. 2005-1, Cl. A4	5.14	11/10/42	200,000	[a]	205,697
Bear Stearns Commercial Mortgage
Securities, Ser. 2007-PW16,
Cl. A4	5.72	6/11/40	250,000	[a]	238,535
Bear Stearns Commercial Mortgage
Securities, Ser. 2002-TOP6,
Cl. A2	6.46	10/15/36	500,000		531,055
Credit Suisse Mortgage Capital
Certificates, Ser. 2007-C1,
Cl. A3	5.38	2/15/40	250,000		203,937
Credit Suisse Mortgage Capital
Certificates, Ser. 2007-C2,
Cl. A2	5.45	1/15/49	250,000	[a]	253,382
Credit Suisse Mortgage Capital
Certificates, Ser. 2006-C3,
Cl. A3	5.83	6/15/38	100,000	[a]	88,350
Goldman Sachs Mortgage Securities
Corporation II, Ser. 2004-GG2,
Cl. A3	4.60	8/10/38	159,830		159,650
Goldman Sachs Mortgage Securities
Corporation II, Ser. 2005-GG4,
Cl. A4	4.76	7/10/39	450,000		419,292
JP Morgan Chase Commercial
Mortgage Securities,
Ser. 2005-LDP3, Cl. A4A	4.94	8/15/42	102,000	[a]	100,961
JPMorgan Chase Commercial
Mortgage Securities,
Ser. 2004-CB8, Cl. A1A	4.16	1/12/39	261,343	[b]	252,553

The Fund 13

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Commercial Mortgage
Pass-Through Ctfs. (continued)
Merrill Lynch/Countrywide
Commercial Mortgage Trust,
Ser. 2007-5, Cl. A3	5.36	8/12/48	100,000		88,775
Merrill Lynch/Countrywide
Commercial Mortgage Trust,
Ser. 2006-2, Cl. A4	5.91	6/12/46	100,000	[a]	98,139
Morgan Stanley Capital I,
Ser. 2006-T21, Cl. A3	5.19	10/12/52	110,000	[a]	110,393
Morgan Stanley Capital I,
Ser. 2006-HQ8, Cl. AJ	5.47	3/12/44	65,000	[a]	44,044
Morgan Stanley Dean Witter Capital
I, Ser. 2003-HQ2, Cl. A1	4.18	3/12/35	93,173		94,791
Wachovia Bank Commercial Mortgage
Trust, Ser. 2005-C16, Cl. A2	4.38	10/15/41	19,453		19,436
Wachovia Bank Commercial Mortgage
Trust, Ser. 2003-C8, Cl. A3	4.45	11/15/35	150,000		149,926
					3,058,916
Consumer Discretionary—.5%
Clorox,
Sr. Unscd. Notes	4.20	1/15/10	15,000		15,107
Fortune Brands,
Sr. Unscd. Notes	5.13	1/15/11	65,000		66,876
Kimberly-Clark,
Sr. Unscd. Notes	6.13	8/1/17	100,000		113,655
Newell Rubbermaid,
Sr. Unscd. Notes	4.00	5/1/10	15,000		15,150
Whirlpool,
Sr. Unscd. Notes	8.00	5/1/12	75,000		81,611
					292,399
Diversified Financial Services—3.0%
American Express Credit,
Sr. Unscd. Notes, Ser. C	7.30	8/20/13	250,000		281,003
Ameriprise Financial,
Sr. Unscd. Notes	5.65	11/15/15	15,000		16,016
Bear Stearns,
Sr. Unscd. Notes	4.50	10/28/10	10,000		10,358
Bear Stearns,
Sr. Unscd. Notes	5.70	11/15/14	100,000		108,725

14

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Diversified Financial
Services (continued)
Bear Stearns,
Sr. Unscd. Notes	6.40	10/2/17	10,000	10,947
Blackrock,
Sr. Unscd. Notes	6.25	9/15/17	10,000	10,952
Caterpillar Financial Service,
Sr. Unscd. Notes	4.30	6/1/10	50,000	51,060
Credit Suisse First Boston USA,
Gtd. Notes	4.13	1/15/10	50,000	50,349
Credit Suisse First
Boston USA,
Sr. Unscd. Notes	4.88	8/15/10	50,000	51,604
Credit Suisse USA,
Gtd. Notes	4.88	1/15/15	50,000	52,822
Credit Suisse USA,
Gtd. Notes	6.13	11/15/11	110,000	119,879
General Electric Capital,
Sr. Unscd. Notes	5.40	2/15/17	50,000	50,902
General Electric Capital,
Sr. Unscd. Notes, Ser. A	6.00	6/15/12	100,000	108,481
General Electric Capital,
Sr. Unscd. Notes	6.88	1/10/39	50,000	54,058
Household Finance,
Sr. Unscd. Notes	8.00	7/15/10	10,000	10,463
HSBC Finance,
Sr. Unscd. Notes	5.25	4/15/15	50,000	52,777
HSBC Finance,
Sr. Unscd. Notes	5.50	1/19/16	150,000	156,276
Lehman Brothers Holdings,
Jr. Sub. Notes	6.50	7/19/17	20,000 [c,d]	2
MBNA,
Sr. Unscd. Notes	5.00	6/15/15	50,000	49,962
Merrill Lynch & Co.,
Sr. Unscd. Notes	5.45	2/5/13	250,000	261,622
Merrill Lynch & Co.,
Sr. Unscd. Notes	6.40	8/28/17	20,000	20,703
Merrill Lynch & Co.,
Notes	6.88	4/25/18	100,000	107,844
				1,636,805

The Fund 15

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Diversified Metals & Mining—.8%
Alcoa,
Sr. Unscd. Notes	5.55	2/1/17	29,000	28,686
Alcoa,
Sr. Unscd. Notes	7.38	8/1/10	25,000	25,972
BHP Billiton Finance USA,
Gtd. Bonds	5.00	12/15/10	75,000	78,145
Newmont Mining,
Gtd. Notes	5.13	10/1/19	100,000	100,075
Rio Tinto Finance USA,
Gtd. Notes	5.88	7/15/13	125,000	134,826
Vale Overseas,
Gtd. Notes	6.88	11/21/36	50,000	50,430
				418,134
Electric Utilities—2.9%
Ameren Energy Generating,
Sr. Unscd. Notes, Ser. H	7.00	4/15/18	25,000	25,209
Consolidated Edison of NY,
Sr. Unscd. Notes, Ser. 05-C	5.38	12/15/15	35,000	38,052
Constellation Energy Group,
Sr. Unscd. Notes	7.60	4/1/32	50,000	53,594
Dominion Resources,
Sr. Unscd. Notes, Ser. F	5.25	8/1/33	48,000	49,889
Dominion Resources,
Sr. Unscd. Notes, Ser. B	5.95	6/15/35	50,000	51,938
DTE Energy,
Sr. Unscd. Notes	7.05	6/1/11	75,000	79,964
Duke Energy Carolinas,
Sr. Unscd. Notes	6.25	1/15/12	50,000	54,392
Duke Energy,
Sr. Unscd. Notes	6.30	2/1/14	100,000	110,676
Exelon,
Sr. Unscd. Notes	4.90	6/15/15	50,000	51,950
FirstEnergy,
Sr. Unscd. Notes, Ser. C	7.38	11/15/31	50,000	55,644
FPL Group Capital,
Gtd. Notes	7.88	12/15/15	100,000	121,650

16

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Electric Utilities (continued)
Indiana Michigan Power,
Sr. Unscd. Notes	7.00	3/15/19	50,000	56,534
Nevada Power,
Mortgage Notes	7.13	3/15/19	50,000	57,191
Pacific Gas & Electric,
Sr. Unscd. Bonds	6.05	3/1/34	50,000	54,647
Pacificorp,
First Mortgage Bonds	5.65	7/15/18	75,000	82,180
PG&E,
Sr. Unscd. Notes	5.75	4/1/14	100,000	109,268
Progress Energy,
Sr. Unscd. Notes	7.10	3/1/11	150,000	159,284
PSEG Power,
Gtd. Notes	7.75	4/15/11	100,000	107,972
SCANA,
Sr. Unscd. Notes	6.88	5/15/11	50,000	53,439
Scottish Power,
Sr. Unscd. Notes	4.91	3/15/10	50,000	50,760
Southern California Edison,
First Mortgage Bonds, Ser. 05-A	5.00	1/15/16	35,000	37,165
Southern Power,
Sr. Unscd. Notes, Ser. D	4.88	7/15/15	50,000	52,430
SouthWestern Public Service,
Sr. Unscd. Notes, Ser. G	8.75	12/1/18	50,000	62,845
				1,576,673
Food & Beverages—2.2%
Anheuser-Busch,
Sr. Unscd. Notes	6.00	4/15/11	50,000	52,625
Bottling Group,
Gtd. Notes	6.95	3/15/14	100,000	116,507
Coca-Cola Enterprises,
Sr. Unscd. Notes	8.50	2/1/22	50,000	66,887
Coca-Cola,
Sr. Unscd. Notes	5.35	11/15/17	100,000	108,871
General Mills,
Sr. Unscd. Notes	6.00	2/15/12	90,000	97,992

The Fund 17

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Food & Beverages (continued)
H.J. Heinz,
Gtd. Notes	6.63	7/15/11	50,000 [a]	54,238
Kellogg,
Sr. Unscd. Notes	5.13	12/3/12	100,000	108,845
Kraft Foods,
Sr. Unscd. Notes	5.63	8/11/10	30,000	31,014
Kraft Foods,
Sr. Unscd. Notes	5.63	11/1/11	120,000	128,118
Kraft Foods,
Sr. Unscd. Notes	6.13	2/1/18	100,000	106,161
Kroger,
Gtd. Notes	6.80	4/1/11	60,000	63,944
Kroger,
Gtd. Notes	8.05	2/1/10	50,000	50,837
Pepsico,
Sr. Unscd. Notes	5.15	5/15/12	25,000	27,083
Safeway,
Sr. Unscd. Notes	6.50	3/1/11	70,000	74,196
Sara Lee,
Sr. Unscd. Notes	6.25	9/15/11	100,000	107,998
				1,195,316
Foreign/Governmental—.9%
Asian Development Bank,
Notes	2.75	5/21/14	65,000	65,851
Federal Republic of Brazil,
Sr. Unscd. Bonds	6.00	1/17/17	100,000	107,400
Federal Republic of Brazil,
Unscd. Bonds	10.13	5/15/27	25,000	36,625
Province of
Manitoba Canada,
Sr. Unscd. Debs., Ser. FH	4.90	12/6/16	5,000	5,409
Republic of Italy,
Sr. Unscd. Notes	5.38	6/15/33	50,000	51,104
Republic of Italy,
Sr. Unscd. Notes	6.88	9/27/23	50,000	59,213
Republic of Peru,
Sr. Unscd. Bonds	8.38	5/3/16	40,000	48,300
United Mexican States,
Notes	5.95	3/19/19	56,000	58,800

18

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Foreign/Governmental (continued)
United Mexican States,
Sr. Unscd. Notes	6.63	3/3/15	50,000		55,175
					487,877
Health Care—1.3%
Abbott Laboratories,
Sr. Unscd. Notes	5.60	5/15/11	50,000		53,431
Abbott Laboratories,
Sr. Unscd. Notes	6.15	11/30/37	50,000		56,051
Aetna,
Sr. Unscd. Notes	6.00	6/15/16	15,000		16,079
Astrazeneca,
Sr. Unscd. Notes	5.40	6/1/14	75,000		82,592
Astrazeneca,
Sr. Unscd. Notes	5.90	9/15/17	10,000		11,230
Bristol-Myers Squibb,
Sr. Unscd. Notes	5.88	11/15/36	40,000		43,374
Merck & Co.,
Sr. Unscd. Notes	4.38	2/15/13	100,000		104,570
Pfizer,
Sr. Unscd. Notes	7.20	3/15/39	50,000		63,044
Schering-Plough,
Sr. Unscd. Notes	6.75	12/1/33	50,000	[a]	57,980
UnitedHealth Group,
Sr. Unscd. Notes	5.25	3/15/11	20,000		20,884
UnitedHealth Group,
Sr. Unscd. Notes	5.38	3/15/16	26,000		26,617
Wyeth,
Sr. Unscd. Notes	5.50	2/1/14	100,000		109,695
Wyeth,
Sr. Unscd. Notes	6.95	3/15/11	50,000	[a]	53,884
					699,431
Industrial—.3%
Honeywell International,
Sr. Unscd. Notes	5.00	2/15/19	100,000		105,578
Honeywell International,
Sr. Unscd. Notes	7.50	3/1/10	50,000		51,263
Waste Management,
Sr. Unscd. Notes	7.38	8/1/10	20,000		20,881
					177,722

The Fund 19

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Media—1.2%
AOL Time Warner,
Gtd. Notes	7.63	4/15/31	20,000	22,430
Comcast Cable Communications,
Sr. Unscd. Notes	6.75	1/30/11	95,000	100,943
Comcast Cable Holdings,
Sr. Unscd. Notes	9.80	2/1/12	25,000	28,651
Comcast,
Gtd. Notes	5.45	11/15/10	50,000	52,182
Comcast,
Gtd. Notes	6.30	11/15/17	30,000	32,518
Comcast,
Gtd. Notes	6.95	8/15/37	20,000	21,886
Grupo Televisa,
Sr. Unscd. Notes	6.63	3/18/25	10,000	9,991
Time Warner Cable,
Gtd. Notes	6.20	7/1/13	150,000	164,466
Time Warner,
Gtd. Notes	6.75	4/15/11	100,000	106,866
Viacom,
Sr. Unscd. Notes	6.25	4/30/16	100,000	108,774
				648,707
Oil & Gas—2.1%
Anadarko Finance,
Gtd. Notes, Ser. B	6.75	5/1/11	50,000	53,332
Anadarko Petroleum,
Sr. Unscd. Notes	5.95	9/15/16	100,000	107,401
ConocoPhillips,
Gtd. Notes	6.50	2/1/39	50,000	56,158
Devon Financing,
Gtd. Notes	6.88	9/30/11	35,000	38,190
Encana,
Sr. Unscd. Notes	6.50	2/1/38	25,000	26,971
Enterprise Products Operating,
Gtd. Notes, Ser. G	5.60	10/15/14	50,000	53,639
Hess,
Sr. Unscd. Notes	8.13	2/15/19	75,000	91,196
KeySpan,
Sr. Unscd. Notes	7.63	11/15/10	50,000	52,840

20

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Oil & Gas (continued)
Marathon Oil,
Sr. Unscd. Notes	6.50	2/15/14	125,000	139,175
Nabors Industries,
Gtd. Notes	9.25	1/15/19	100,000	121,003
Nexen,
Sr. Unscd. Notes	6.40	5/15/37	25,000	24,804
Pemex Project Funding Master
Trust, Gtd. Notes	5.75	3/1/18	35,000	34,825
Petrobras International Finance,
Gtd. Notes	5.88	3/1/18	25,000	25,480
Sempra Energy,
Sr. Unscd. Notes	6.15	6/15/18	50,000	54,101
Shell International Finance,
Gtd. Notes	6.38	12/15/38	50,000	58,249
Suncor Energy,
Sr. Unscd. Notes	6.50	6/15/38	25,000	26,623
Transocean,
Sr. Unscd. Notes	6.00	3/15/18	90,000	97,704
XTO Energy,
Sr. Unscd. Notes	5.90	8/1/12	20,000	21,599
XTO Energy,
Sr. Unscd. Notes	6.10	4/1/36	50,000	50,889
				1,134,179
Paper & Paper Related—.2%
International Paper,
Sr. Unscd. Notes	7.95	6/15/18	100,000	111,640
Pipelines—.8%
El Paso Natural Gas,
Sr. Unscd. Notes	5.95	4/15/17	35,000	35,928
Energy Transfer Partners,
Sr. Unscd. Notes	5.95	2/1/15	100,000	106,193
Kinder Morgan Energy
Partners, Sr. Unscd. Notes	5.95	2/15/18	50,000	52,613
ONEOK Partners,
Gtd. Notes	8.63	3/1/19	100,000	119,978
Trans-Canada Pipelines,
Sr. Unscd. Notes	4.00	6/15/13	50,000	51,038

The Fund 21

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Pipelines (continued)
Trans-Canada Pipelines,
Sr. Unscd. Notes	7.63	1/15/39	50,000	64,027
				429,777
Property & Casualty Insurance—1.0%
Ace INA Holdings,
Gtd. Notes	5.88	6/15/14	15,000	16,503
Aflac,
Sr. Unscd. Notes	8.50	5/15/19	50,000	58,811
Allstate,
Sr. Unscd. Notes	5.55	5/9/35	50,000	49,725
American International Group,
Sr. Unscd. Notes	5.05	10/1/15	50,000	38,766
Berkshire Hathaway,
Gtd. Notes	4.13	1/15/10	40,000	40,304
Berkshire Hathaway,
Gtd. Notes	5.40	5/15/18	50,000	53,743
Chubb,
Sr. Unscd. Notes	6.00	5/11/37	50,000	54,235
MetLife,
Sr. Unscd. Notes	5.70	6/15/35	50,000	50,579
MetLife,
Sr. Unscd. Notes	6.75	6/1/16	50,000	55,987
Progressive,
Sr. Unscd. Notes	6.25	12/1/32	16,000	16,891
Prudential Financial,
Sr. Unscd. Notes, Ser. B	5.10	9/20/14	20,000	20,627
Prudential Financial,
Sr. Unscd. Notes	5.70	12/14/36	50,000	45,134
Travelers,
Sr. Unscd. Notes	5.80	5/15/18	20,000	21,795
				523,100
Retail—1.3%
CVS Caremark,
Sr. Unscd. Notes	5.75	8/15/11	85,000	91,472
CVS Caremark,
Sr. Unscd. Notes	5.75	6/1/17	100,000	107,759
Home Depot,
Sr. Unscd. Notes	4.63	8/15/10	120,000	123,315

22

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Retail (continued)
Home Depot,
Sr. Unscd. Notes	5.40	3/1/16	100,000	105,675
Lowe’s Companies,
Sr. Unscd. Notes	8.25	6/1/10	25,000	26,113
McDonald’s,
Sr. Unscd. Notes	5.35	3/1/18	75,000	82,022
Staples,
Gtd. Notes	7.75	4/1/11	100,000	107,507
Target,
Sr. Unscd. Notes	6.50	10/15/37	50,000	55,450
				699,313
State/Territory General
Obligations—.1%
State of California Build America
Taxable Various Purpose, Bonds	7.55	4/1/39	20,000	20,799
State of California Taxable
Various Purpose, Bonds	5.45	4/1/15	20,000	20,554
				41,353
Technology—.9%
Electronic Data Systems,
Sr. Unscd. Notes, Ser. B	6.00	8/1/13	100,000 [a]	110,875
IBM,
Sr. Unscd. Notes	4.95	3/22/11	50,000	52,667
IBM,
Unsub. Notes	5.70	9/14/17	100,000	110,603
Oracle,
Sr. Unscd. Notes	5.00	1/15/11	50,000	52,364
Oracle,
Sr. Unscd. Notes	5.75	4/15/18	100,000	110,066
Xerox,
Sr. Unscd. Notes	7.13	6/15/10	25,000	25,750
				462,325
Telecommunications—2.2%
America Movil,
Gtd. Notes	6.38	3/1/35	10,000	10,263
AT & T Wireless,
Sr. Unscd. Notes	7.88	3/1/11	25,000	27,091

The Fund 23

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Telecommunications (continued)
AT & T Wireless,
Gtd. Notes	8.13	5/1/12	25,000		28,582
AT&T,
Gtd. Notes	8.00	11/15/31	150,000	[a]	185,104
BellSouth,
Sr. Unscd. Notes	6.00	10/15/11	100,000		108,349
British Telecommunications,
Sr. Unscd. Notes	9.13	12/15/10	65,000	[a]	70,017
CenturyTel,
Sr. Unscd. Notes, Ser. H	8.38	10/15/10	22,000		23,368
Cisco Systems,
Sr. Unscd. Notes	5.25	2/22/11	25,000		26,368
Cisco Systems,
Sr. Unscd. Notes	5.90	2/15/39	50,000		53,383
Deutsche Telekom International
Finance, Gtd. Bonds	8.50	6/15/10	50,000	[a]	52,237
Deutsche Telekom International
Finance, Gtd. Bonds	9.25	6/1/32	20,000		26,724
Motorola,
Sr. Unscd. Notes	7.63	11/15/10	50,000		52,258
Telecom Italia Capital,
Gtd. Notes	5.25	11/15/13	100,000		105,317
Telecom Italia Capital,
Gtd. Notes	6.20	7/18/11	50,000		53,218
Telefonica Europe,
Gtd. Notes	7.75	9/15/10	50,000		52,816
Verizon Communications,
Sr. Unscd. Notes	6.40	2/15/38	50,000		53,478
Verizon Global Funding,
Sr. Unscd. Notes	7.25	12/1/10	50,000		53,089
Verizon New York,
Sr. Unscd. Notes, Ser. A	6.88	4/1/12	50,000		54,608
Verizon Wireless Capital,
Sr. Unscd. Notes	5.55	2/1/14	100,000	[b]	109,064
Vodafone Group,
Sr. Unscd. Bonds	6.15	2/27/37	50,000		53,447
					1,198,781

24

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Transportation—.6%
Burlington Northern Santa Fe,
Sr. Unscd. Notes	5.75	3/15/18	75,000	81,280
Burlington Northern Santa Fe,
Sr. Unscd. Notes	7.13	12/15/10	20,000	21,223
CSX,
Sr. Unscd. Notes	6.75	3/15/11	20,000	21,285
Norfolk Southern,
Sr. Unscd. Notes	6.75	2/15/11	50,000	53,201
Norfolk Southern,
Sr. Unscd. Bonds	7.90	5/15/97	50,000	61,054
Union Pacific,
Sr. Unscd. Bonds	5.45	1/31/13	20,000	21,581
Union Pacific,
Sr. Unscd. Notes	6.65	1/15/11	50,000	52,786
				312,410
U.S. Government Agencies/
Mortgage-Backed—44.7%
Federal Home Loan Mortgage Corp.:
4.50%, 12/1/19			547,556 [e]	578,616
5.00%, 11/1/19—7/1/35			1,786,928 [e]	1,895,923
5.50%, 9/1/17—11/1/28			1,712,244 [e]	1,828,329
5.50%, 12/1/27			390,338 [e]	414,826
5.65%, 2/1/37			40,984 [a,e]	43,250
5.73%, 2/1/37			62,388 [a,e]	65,769
5.93%, 1/1/37			59,192 [a,e]	62,607
6.00%, 10/1/19—9/1/34			215,998 [e]	231,814
6.50%, 8/1/12			39,820 [e]	41,911
6.50%, 8/1/32			676,482 [e]	733,360
7.00%, 1/1/36			134,635 [e]	145,948
Notes, 5.10%, 8/19/19			1,000,000 [e]	1,018,089
Federal National Mortgage Association:
4.50%			230,000 [e,f]	201,796
6.00%			410,000 [e,f]	439,149
6.50%			860,000 [e,f]	923,291
4.45%, 12/1/34			136,215 [a,e]	140,306
4.50%, 6/1/29			204,649 [e]	210,057
5.50%, 7/1/17—8/1/35			452,667 [e]	490,490
5.64%, 10/1/37			227,899 [a,e]	239,899

The Fund 25

STATEMENT OF INVESTMENTS (continued)

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

U.S. Government Agencies/
Mortgage-Backed (continued)
Federal National Mortgage Association (continued):
5.77%, 4/1/37	70,476 [a,e]	74,730
5.84%, 9/1/38	278,235 [a,e]	293,764
6.00%, 11/1/16—10/1/33	1,439,120 [e]	1,550,726
6.50%, 7/1/33—8/1/38	623,719 [e]	671,948
7.00%, 4/1/32	63,350 [e]	70,145
Notes, 3.30%, 7/30/14	1,000,000 [e]	1,002,490
Government National Mortgage Association I:
4.00%	610,000 [f]	601,231
4.50%	1,260,000 [f]	1,278,113
6.50%	1,600,000 [f]	1,701,251
4.50%, 6/15/39	1,988,375	2,021,586
5.00%, 11/15/35—5/15/39	2,498,738	2,605,915
5.50%, 4/15/38	172,170	184,510
6.00%, 6/15/37—8/15/38	2,316,012	2,463,783
		24,225,622
U.S. Government Securities—1.6%
U.S. Treasury Bonds:
4.75%, 2/15/37	400,000	433,875
6.25%, 5/15/30	295,000	378,291
U.S. Treasury Notes
4.88%, 7/31/11	40,000	42,886
		855,052
Total Bonds and Notes
(cost $45,664,008)		47,096,221

Short-Term Investments—.5%

U.S. Treasury Bills;
0.13%, 12/17/09
(cost $299,951)	300,000 [g]	299,989

26

Other Investment—9.7%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $5,241,000)	5,241,000 [h]	5,241,000

Total Investments (cost $51,204,959)	97.1%	52,637,210
Cash and Receivables (Net)	2.9%	1,565,167
Net Assets	100.0%	54,202,377

a Variable rate security—interest rate subject to periodic change.
b Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2009, these securities had a total market value of $361,617 or .7% of net assets.
c Issuer filed for bankruptcy.
d Non-income producing—security in default.
e On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed Federal National Mortgage
Association and Federal Home Loan Mortgage Corporation into conservatorship with FHFA as the conservator. As such, the FHFA will oversee the continuing affairs of these companies.
f Purchased on a forward commitment basis.
g Held by a broker as collateral for open financial futures positions.
h Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

Value (%)			Value (%)

U.S. Government & Agencies	46.3	Foreign/Governmental	.9
Corporate Bonds	28.5	State/Territory General Obligations	.1
Asset/Mortgage-Backed	11.1
Short-Term/Money Market Investments	10.2		97.1

†	Based on net assets.
†	Based on net assets.
See notes to financial statements.

The Fund 27

STATEMENT OF FINANCIAL FUTURES
October 31, 2009

				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
Contracts		Contracts ($)	Expiration	at 10/31/2009 ($)

Financial Futures Long
5 Year Swap Future	56	5,921,125	December 2009	55,348
10 Year Euro-Bond	15	2,697,858	December 2009	16,617
10 Year Long Gilt	2	390,789	December 2009	4,446
Australian 10 Year Bonds	19	1,771,542	December 2009	(20,229)
Canadian 10 Year Bonds	12	1,342,926	December 2009	4,589
Euro-Bobl	42	7,164,837	December 2009	3,638
Euro Dollar	1	249,200	December 2009	372
Euro Dollar	1	248,737	March 2010	334
Euro Dollar	1	247,125	September 2010	1,033
Euro Dollar	2	492,300	December 2010	2,468
Euro Dollar	15	3,678,562	March 2011	11,724
Euro Dollar	1	244,350	June 2011	1,158
Euro Dollar	1	243,575	September 2011	1,147
U.S. Treasury 2 year Notes	4	870,438	December 2009	347
U.S. Treasury 5 year Notes	50	5,822,657	December 2009	28,296
U.S. Treasury 10 year Notes	42	4,981,594	December 2009	38,231
U.S. Treasury 30 year Bond	23	2,763,594	December 2009	10,882
Financial Futures Short
10 Year Euro-Bond	2	(359,715)	December 2009	402
Euro Dollar	12	(2,976,150)	June 2010	(5,592)
Euro-Schatz	43	(6,864,672)	December 2009	(10,750)
Japanese 10 Year Bond	52	(7,922,934)	December 2009	30,544
U.S. Treasury 2 year Notes	5	(1,088,047)	December 2009	(3,046)
U.S. Treasury 5 year Notes	32	(3,726,500)	December 2009	(27,315)
U.S. Treasury 10 year Notes	40	(4,744,375)	December 2009	(25,191)
Gross Unrealized Appreciation				211,576
Gross Unrealized Depreciation				(92,123)

See notes to financial statements.

28

STATEMENT OF SECURITIES SOLD SHORT
October 31, 2009

	Principal
Bonds and Notes	Amount ($)	Value ($)

Federal National Mortgage Association:
4.00%	130,850 [a]	95,825
5.00%	2,263,642 [a]	2,339,962
Total Securities Sold Short
(proceeds $2,492,970)		2,435,787

a	On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed Federal National Mortgage
Association and Federal Home Loan Mortgage Corporation into conservatorship with FHFA as the conservator. As such, the FHFA will oversee the continuing affairs of these companies.
See notes to financial statements.

The Fund 29

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2009

		Cost	Value

Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers		45,963,959	47,396,210
Affiliated issuers		5,241,000	5,241,000
Cash			185,307
Cash on initial margin—Note 4			498,495
Receivable for investment securities sold			7,946,312
Receivable from broker for proceeds on securities sold short			2,492,970
Receivable for shares of Common Stock subscribed			1,500,326
Dividends and interest receivable			385,339
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4			116,855
Receivable for futures variation margin—Note 4			116,263
Prepaid expenses			19,081
			65,898,158
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			31,138
Payable for open mortgage-backed dollar rolls—Note 4			6,358,475
Payable for investment securities purchased			2,661,590
Securities sold short, at value (proceeds $2,492,970)
—See Statement of Securities Sold Short			2,435,787
Payable for shares of Common Stock redeemed			77,138
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4			59,003
Accrued expenses			72,650
			11,695,781
Net Assets ($)			54,202,377
Composition of Net Assets ($):
Paid-in capital			51,400,500
Accumulated undistributed investment income—net			502,380
Accumulated net realized gain (loss) on investments			632,942
Accumulated net unrealized appreciation (depreciation)
on investments and securities sold short (including
$119,453 net unrealized appreciation on financial futures)			1,666,555
Net Assets ($)			54,202,377

Net Asset Value Per Share
	Class A	Class C	Class I

Net Assets ($)	45,046,035	7,255,613	1,900,729
Shares Outstanding	3,313,971	536,064	139,697
Net Asset Value Per Share ($)	13.59	13.53	13.61

See notes to financial statements.

30

STATEMENT OF OPERATIONS
Year Ended October 31, 2009

Investment Income ($):
Income:
Interest	1,225,606
Dividends;
Affiliated issuers	9,920
Total Income	1,235,526
Expenses:
Management fee—Note 3(a)	180,374
Shareholder servicing costs—Note 3(c)	102,949
Auditing fees	47,464
Registration fees	39,923
Distribution fees—Note 3(b)	37,006
Prospectus and shareholders’ reports	15,211
Custodian fees—Note 3(c)	13,730
Directors’ fees and expenses—Note 3(d)	3,041
Legal fees	1,141
Loan commitment fees—Note 2	304
Miscellaneous	54,946
Total Expenses	496,089
Less—reduction in management fee due to undertaking—Note 3(a)	(165,310)
Less—reduction in fees due to earnings credits—Note 1(c)	(649)
Net Expenses	330,130
Investment Income—Net	905,396
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions:
Long transactions	536,749
Short sale transactions	(335,063)
Net realized gain (loss) on options transactions	67,741
Net realized gain (loss) on financial futures	616,417
Net realized gain (loss) on forward foreign currency exchange contracts	14,714
Net Realized Gain (Loss)	900,558
Net unrealized appreciation (depreciation) on investments, foreign currency transactions, financial futures, options transactions, securities sold short and forward foreign currency exchange contracts [including $166,998 net unrealized appreciation on financial futures, $108,683 net unrealized appreciation on forward foreign currency exchange contracts, ($7,471)
net unrealized (depreciation) on options transactions and $57,183 net
unrealized appreciation on securities sold short]	2,245,403
Net Realized and Unrealized Gain (Loss) on Investments	3,145,961
Net Increase in Net Assets Resulting from Operations	4,051,357

See notes to financial statements.

The Fund 31

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2009	2008

Operations ($):
Investment income—net	905,396	554,593
Net realized gain (loss) on investments	900,558	(80,513)
Net unrealized appreciation
(depreciation) on investments	2,245,403	(597,632)
Net Increase (Decrease) in Net Assets
Resulting from Operations	4,051,357	(123,552)
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(577,992)	(469,586)
Class C Shares	(81,570)	(44,118)
Class I Shares	(22,042)	(27,499)
Total Dividends	(681,604)	(541,203)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	35,110,709	4,351,598
Class C Shares	6,345,254	2,103,219
Class I Shares	1,280,370	—
Dividends reinvested:
Class A Shares	530,469	463,316
Class C Shares	38,540	24,140
Class I Shares	21,855	27,499
Cost of shares redeemed:
Class A Shares	(7,378,938)	(753,563)
Class C Shares	(2,366,851)	(352,499)
Class I Shares	(102,447)	—
Increase (Decrease) in Net Assets
from Capital Stock Transactions	33,478,961	5,863,710
Total Increase (Decrease) in Net Assets	36,848,714	5,198,955
Net Assets ($):
Beginning of Period	17,353,663	12,154,708
End of Period	54,202,377	17,353,663
Undistributed investment income—net	502,380	147,078

32

	Year Ended October 31,

	2009	2008

Capital Share Transactions:
Class A
Shares sold	2,679,081	347,091
Shares issued for dividends reinvested	41,507	36,791
Shares redeemed	(563,973)	(59,754)
Net Increase (Decrease) in Shares Outstanding	2,156,615	324,128
Class C
Shares sold	488,329	168,780
Shares issued for dividends reinvested	3,029	1,917
Shares redeemed	(180,866)	(28,074)
Net Increase (Decrease) in Shares Outstanding	310,492	142,623
Class I
Shares sold	96,039	—
Shares issued for dividends reinvested	1,716	2,183
Shares redeemed	(7,669)	—
Net Increase (Decrease) in Shares Outstanding	90,086	2,183

See notes to financial statements.

The Fund 33

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,

Class A Shares	2009	2008	2007	2006[a]

Per Share Data ($):
Net asset value, beginning of period	12.12	12.62	12.79	12.50
Investment Operations:
Investment income—net[b]	.37	.52	.56	.32
Net realized and unrealized
gain (loss) on investments	1.44	(.48)	(.11)	.16
Total from Investment Operations	1.81	.04	.45	.48
Distributions:
Dividends from investment income—net	(.34)	(.54)	(.53)	(.19)
Dividends from net realized
gain on investments	—	—	(.09)	—
Total Distributions	(.34)	(.54)	(.62)	(.19)
Net asset value, end of period	13.59	12.12	12.62	12.79
Total Return (%)[c]	15.15	.21	3.57	3.86[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.40	1.90	2.01	3.32[e]
Ratio of net expenses to average net assets	.90	.90	.89	.88[e]
Ratio of net investment income
to average net assets	2.87	4.16	4.45	3.99[e]
Portfolio Turnover Rate[f]	377.79	120.92	75.04	104.30[d]
Net Assets, end of period ($ x 1,000)	45,046	14,026	10,512	10,006

a	From March 15, 2006 (commencement of operations) to October 31, 2006.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.
f	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2009,
2008, 2007 and 2006, were 211.99%, 87.59%, 51.54% and 101.24%, respectively.
See notes to financial statements.

34

		Year Ended October 31,

Class C Shares	2009	2008	2007	2006[a]

Per Share Data ($):
Net asset value, beginning of period	12.08	12.58	12.77	12.50
Investment Operations:
Investment income—net[b]	.27	.41	.47	.25
Net realized and unrealized
gain (loss) on investments	1.44	(.47)	(.13)	.17
Total from Investment Operations	1.71	(.06)	.34	.42
Distributions:
Dividends from investment income—net	(.26)	(.44)	(.44)	(.15)
Dividends from net realized
gain on investments	—	—	(.09)	—
Total Distributions	(.26)	(.44)	(.53)	(.15)
Net asset value, end of period	13.53	12.08	12.58	12.77
Total Return (%)[c]	14.32	(.55)	2.73	3.41[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.20	2.75	2.79	4.12[e]
Ratio of net expenses to average net assets	1.65	1.65	1.64	1.61[e]
Ratio of net investment income
to average net assets	2.11	3.40	3.71	3.28[e]
Portfolio Turnover Rate[f]	377.79	120.92	75.04	104.30[d]
Net Assets, end of period ($ x 1,000)	7,256	2,726	1,044	985

a	From March 15, 2006 (commencement of operations) to October 31, 2006.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.
f	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2009,
2008, 2007 and 2006, were 211.99%, 87.59%, 51.54% and 101.24%, respectively.
See notes to financial statements.

The Fund 35

FINANCIAL HIGHLIGHTS (continued)

		Year Ended October 31,

Class I Shares	2009	2008	2007[a]	2006[b]

Per Share Data ($):
Net asset value, beginning of period	12.13	12.62	12.80	12.50
Investment Operations:
Investment income—net[c]	.40	.56	.59	.33
Net realized and unrealized
gain (loss) on investments	1.44	(.48)	(.12)	.17
Total from Investment Operations	1.84	.08	.47	.50
Distributions:
Dividends from investment income—net	(.36)	(.57)	(.56)	(.20)
Dividends from net realized
gain on investments	—	—	(.09)	—
Total Distributions	(.36)	(.57)	(.65)	(.20)
Net asset value, end of period	13.61	12.13	12.62	12.80
Total Return (%)	15.38	.54	3.75	4.04[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.13	1.64	1.78	3.08[e]
Ratio of net expenses to average net assets	.65	.65	.64	.63[e]
Ratio of net investment income
to average net assets	3.12	4.41	4.70	4.25[e]
Portfolio Turnover Rate[f]	377.79	120.92	75.04	104.30[d]
Net Assets, end of period ($ x 1,000)	1,901	602	599	577

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	From March 15, 2006 (commencement of operations) to October 31, 2006.
c	Based on average shares outstanding at each month end.
d	Not annualized.
e	Annualized.
f	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2009,
2008, 2007 and 2006, were 211.99%, 87.59%, 51.54% and 101.24%, respectively.
See notes to financial statements.

36

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Total Return Advantage Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund.The fund’s investment objective seeks to maximize total return through capital appreciation and income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 300 million shares of $.001 par value Common Stock.The fund currently offers three classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized) and Class I (100 million shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of October 31, 2009, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 821,979 Class A, 44,635 Class C and 46,034 Class I shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Fund 37

NOTES TO FINANCIAL STATEMENTS (continued)

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities excluding short-term investments (other than U.S. Treasury Bills), financial futures, options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of

38

Directors, or are determined by the fund not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Board of Directors.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S.Treasury Bills, are carried at amortized cost, which approximates value. Registered investment companies that are not traded on an exchange are valued at their net asset value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over the counter are priced at the mean between the bid and asked price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward contracts are valued at the forward rate.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund 39

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
Quoted Prices		Inputs	Inputs	Total

Assets ($)
Investments in Securities:
U.S. Treasury
Securities	—	1,155,041	—	1,155,041
Asset-Backed	—	2,990,642	—	2,990,642
Corporate Bonds	—	15,436,759	—	15,436,759
Foreign Government	—	487,877	—	487,877
Municipal Bonds	—	41,353	—	41,353
U.S. Government
Agencies/
Mortgage-Backed	—	24,225,622	—	24,225,622
Commercial
Mortgage-Backed	—	3,058,916	—	3,058,916
Mutual Funds	5,241,000	—	—	5,241,000
Other Financial
Instruments†	211,576	116,855	—	328,431
Liabilities ($)
Investments in
Securities Sold,
Not Yet Purchased	—	(2,435,787)	—	(2,435,787)
Other Financial
Instruments†	(92,123)	(59,003)	—	(151,126)

† Other financial instruments include derivative instruments, such as futures, forward foreign currency exchange contracts, swap contracts and options contracts. Amounts shown represent unrealized appreciation (depreciation), or in the case of options, market value at period end.

40

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: It is the policy of the fund to declare and pay dividends from investment income-net, quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net real-

The Fund 41

NOTES TO FINANCIAL STATEMENTS (continued)

ized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

On October 30, 2009, the Board of Directors declared a cash dividend of $.103, $.079 and $.111 per share from undistributed investment income-net for Class A, Class C and Class I shares, respectively, payable on November 2, 2009 (ex-dividend date), to shareholders of record as of the close of business on October 30, 2009.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2009, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $884,889, undistributed capital gains $555,775 and unrealized appreciation $1,361,213.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2009 and October 31, 2008 were as follows: ordinary income $681,604 and $541,203, respectively.

During the period ended October 31, 2009, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization of premiums, paydown gains and losses on mortgage-backed securities and foreign currency gains and losses, the fund increased accumulated undistributed investment income-net by $131,510 and

42

decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participated with other Dreyfus-managed funds in a $145 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Effective October 14, 2009, the $145 million unsecured credit facility with Citibank, N.A., was increased to $215 million and the fund continues participation in the $300 million unsecured credit facility provided by The Bank of NewYork Mellon. In connection therewith, the fund has agreed to pay its pro rata portion of Facility fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2009, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .55% of the value of the fund’s average daily net assets and is payable monthly. The Manager has undertaken from November 1, 2008 through March 1, 2010, that, if the fund’s aggregate expenses, exclusive of taxes, brokerage fees, Rule 12b-1 distribution plan fees, interest expense, commitment fees, shareholder services plan fees and extraordinary expenses, exceed an annual rate of .65% of the value of the fund’s average daily net assets, the fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense.The reduction in management fee, pursuant to the undertaking, amounted to $165,310 during the period ended October 31, 2009.

The Fund 43

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended October 31, 2009, the Distributor retained $8,999 from commissions earned on sales of the fund’s Class A shares and $40 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2009, Class C shares were charged $37,006 pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2009, Class A and Class C shares were charged $67,317 and $12,335, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2009, the fund was charged $5,377 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended October 31,

44

2009, the fund was charged $649 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were offset by earnings credits pursuant to the cash management agreement.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2009, the fund was charged $13,730 pursuant to the custody agreement.

During the period ended October 31, 2009, the fund was charged $6,397 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $23,890, Rule 12b-1 distribution plan fees $4,410, shareholder services plan fees $10,511, custodian fees $6,058, chief compliance officer fees $3,897 and transfer agency per account fees $1,193, which are offset against an expense reimbursement currently in effect in the amount of $18,821.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The following summarizes the aggregate amount of purchases and sales (including paydowns) of investment securities and securities sold short, excluding short-term securities, financial futures, options transactions and forward contracts during the period ended October 31, 2009, of which $54,605,577 in purchases and $54,761,895 in sales were from mortgage dollar roll transactions:

	Purchases ($)	Sales ($)

Long transactions	160,900,428	124,784,231
Short sale transactions	67,574,124	69,732,031
Total	228,474,552	194,516,262

The Fund 45

NOTES TO FINANCIAL STATEMENTS (continued)

The fund adopted the provisions of ASC Topic 815 “Derivatives and Hedging” which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges” and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting.Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure.The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of October 31, 2009 is shown below:

	Derivative			Derivative
	Assets ($)			Liabilities ($)

Interest rate risk [1]	211,576	Interest rate risk [1]		92,123
Foreign exchange risk [2]	116,855	Foreign exchange risk [3]		59,003
Gross fair value of
derivatives contracts	328,431			(151,126)

Statement of Assets and Liabilities location:
1	Includes cumulative appreciation (depreciation) on futures contracts as reported in the Statement of
	Financial Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
2	Unrealized appreciation on forward foreign currency exchange contracts.
3	Unrealized depreciation on forward foreign currency exchange contracts.

The effect of derivative instruments in the Statement of Operations during the period ended October 31, 2009 is shown below:

Amount of realized gain or (loss) on derivatives recognized in income ($)

			Forward
Underlying risk	Futures[4]	Options[5]	Contracts[6]	Total

Interest rate	616,417	67,741	—	684,158
Foreign exchange	—	—	14,714	14,714
Total	616,417	67,741	14,714	698,872

46

Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($)[7]

			Forward
Underlying risk	Futures	Options	Contracts	Total

Interest rate	166,998	(7,471)	—	159,527
Foreign exchange	—	—	108,683	108,683
Total	166,998	(7,471)	108,683	268,210

Statement of Operations location:
4	Net realized gain (loss) on financial futures.
5	Net realized gain (loss) on options transactions.
6	Net realized gain (loss) on forward foreign currency exchange contracts.
7	Net unrealized appreciation (depreciation) on investments, financial futures, options transactions,
	forward foreign currency exchange contracts and swap transactions.

During the period ended October 31, 2009, the average market value of interest rate contracts was $25,509,535, which represented 77.78% of average net assets.The average market value of options contracts was $16,551, which represented .05% of average net assets. The average market value of forward contracts was $4,142,231, which represented 12.63% of average net assets.

Short Sales: The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value.The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.The fund would realize a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily a segregated account with a broker or custodian, of permissible liquid assets sufficient to cover its short position.At October 31, 2009, securities sold short and their related market values and proceeds are set forth in the Statement of Securities Sold Short.

Mortgage Dollar Rolls: A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date.The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold.

The Fund 47

NOTES TO FINANCIAL STATEMENTS (continued)

Futures Contracts: In the normal course of pursuing its investment objectives, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments. The fund may invest in financial futures contracts in order to manage its exposure to or protect against changes in the market.A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a broker, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change.Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. Futures contracts are valued daily at the last sales price established by the Board of Trade or exchange upon which they are traded.When the contracts are closed, the fund recognizes a realized gain or loss.There is minimal counterparty credit risk to the fund with futures, since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Contracts open at October 31, 2009 are set forth in the Statement of Financial Futures.

Options: A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date.The fund may purchase and write (sell) put and call options primarily to hedge against changes in security prices, or securities that the fund intends to purchase, or against fluctuations in value caused by changes in prevailing market interest rates or other market conditions.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund

48

would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates. As a writer of an option, the fund may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. One risk of holding a put or a call option is that if the option is not sold or exercised prior to its expiration, it becomes worthless. However, this risk is limited to the premium paid by the fund. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The following summarizes the fund’s call/put options written for the period ended October 31, 2009:

	Face Amount		Options Terminated

	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	Gain ($)

Contracts outstanding
October 31, 2008	20,000	29,815
Contracts written	24,000	66,303
Contracts terminated:
Closed	30,000	58,582	28,377	30,205
Expired	14,000	37,536	—	37,536
Total contracts terminated	44,000	96,118	28,377	67,741
Contracts Outstanding
October 31, 2009	—	—

The Fund 49

NOTES TO FINANCIAL STATEMENTS (continued)

Forward Foreign Currency Exchange Contracts: The fund may enter into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of an investment strat-egy.When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments.The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward contracts at October 31, 2009:

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)

Purchases:
Australian Dollar,
expiring 12/16/2009	1,263,315	1,083,305	1,131,896	48,591
Australian Dollar,
expiring 12/16/2009	680,247	584,311	609,482	25,171
Australian Dollar,
expiring 12/16/2009	55,000	47,459	49,278	1,819
Australian Dollar,
expiring 12/16/2009	144,000	129,528	129,020	(508)
Australian Dollar,
expiring 12/16/2009	24,800	22,866	22,220	(646)
Australian Dollar,
expiring 12/16/2009	99,200	91,464	88,880	(2,584)
Australian Dollar,
expiring 12/16/2009	160,800	146,750	144,072	(2,678)
Australian Dollar,
expiring 12/16/2009	40,200	36,688	36,018	(670)

50

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)

Purchases (continued):
Euro,
expiring 12/16/2009	22,650	34,063	33,328	(735)
Japanese Yen,
expiring 12/16/2009	57,342,089	625,319	637,205	11,886
Japanese Yen,
expiring 12/16/2009	27,927,000	313,539	310,334	(3,205)
New Zealand Dollar,
expiring 12/16/2009	339,354	235,504	242,666	7,162
New Zealand Dollar,
expiring 12/16/2009	113,000	82,522	80,804	(1,718)
New Zealand Dollar,
expiring 12/16/2009	183,200	137,538	131,003	(6,535)
New Zealand Dollar,
expiring 12/16/2009	45,800	34,385	32,751	(1,634)
New Zealand Dollar,
expiring 12/16/2009	68,400	51,013	48,912	(2,101)
New Zealand Dollar,
expiring 12/16/2009	273,600	204,050	195,647	(8,403)
Norwegian Krone,
expiring 12/16/2009	1,079,182	181,924	188,127	6,203
Swiss Franc,
expiring 12/16/2009	35,258	34,829	34,379	(450)
Sales:		Proceeds ($)
British Pound,
expiring 12/16/2009	741,242	1,227,895	1,216,214	11,681
British Pound,
expiring 12/16/2009	135,000	215,026	221,505	(6,479)
British Pound,
expiring 12/16/2009	63,000	100,170	103,369	(3,199)
British Pound,
expiring 12/16/2009	51,200	83,129	84,008	(879)
British Pound,
expiring 12/16/2009	204,800	332,516	336,032	(3,516)
British Pound,
expiring 12/16/2009	52,000	85,102	85,320	(218)
British Pound,
expiring 12/16/2009	13,000	21,275	21,330	(55)
British Pound,
expiring 12/16/2009	9,200	15,127	15,095	32
British Pound,
expiring 12/16/2009	36,800	60,507	60,380	127
Canadian Dollar,
expiring 12/16/2009	28,400	26,678	26,247	431

The Fund 51

NOTES TO FINANCIAL STATEMENTS (continued)

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($) (Depreciation) ($)

Sales (continued):
Canadian Dollar,
expiring 12/16/2009	19,484	18,303	18,007	296
Euro,
expiring 12/16/2009	958,360	1,397,381	1,410,171	(12,790)
Norwegian Krone,
expiring 12/16/2009	122,400	22,082	21,337	745
Swedish Krona,
expiring 12/16/2009	569,690	83,056	80,345	2,711
Gross Unrealized Appreciation				116,855
Gross Unrealized Depreciation				(59,003)

At October 31, 2009, the cost of investments for federal income tax purposes was $51,312,748; accordingly, accumulated net unrealized appreciation on investments was $1,324,462, consisting of $1,529,828 gross unrealized appreciation and $205,366 gross unrealized depreciation.

NOTE 5—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through December 29, 2009, the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

52

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Total Return Advantage Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments, financial futures and securities sold short, of Dreyfus Total Return Advantage Fund (one of the series comprising Advantage Funds, Inc.) as of October 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DreyfusTotal Return Advantage Fund at October 31, 2009, the results of its operations for the year then ended,the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 29, 2009

The Fund 53

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby designates 96.98% of ordinary income dividends paid during the fiscal year ended October 31, 2009 as qualifying interest related dividends.

54

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since December 2006.

Chairman, President and Chief Executive Officer of Founders Asset Management LLC, an affiliate of the Manager, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. Prior to June 2009, Mr. Officer was Chief Operating Officer,Vice Chairman and a director of the Manager, where he had been employed since April 1998. He is 61 years old.

PHILLIP N. MAISANO, Executive Vice President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 173 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 62 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. She is 46 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1990.

58

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 196 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 52 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 192 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Distributor since October 1998.

The Fund 59

NOTES

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the Chairman and CEO

3	Discussion of Fund Performance

6	Fund Performance

8	Understanding Your Fund’s Expenses

8	Comparing Your Fund’s Expenses With Those of Other Funds

9	Statement of Investments

52	Statement of Financial Futures

53	Statement of Assets and Liabilities

54	Statement of Operations

55	Statement of Changes in Net Assets

57	Financial Highlights

60	Notes to Financial Statements

77	Report of Independent Registered Public Accounting Firm

78	Important Tax Information

79	Board Members Information

82	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Global Alpha Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Global Alpha Fund, covering the 12-month period from November 1, 2008, through October 31, 2009.

Recent reports of positive economic growth in the United States’, European and Asian markets may have signaled the end of the deep global recession that technically began here in the U.S. in late 2007. Signs that the world economies finally have turned a corner include inventory rebuilding among manufacturers, improvements in domestic housing, and more robust consumer spending. These developments helped fuel a sustained worldwide stock rally since the early spring, with the most beaten-down securities in less developed nations generally leading the rebound. Higher-quality stocks within more developed markets have participated in the rally, but have so far lagged on a relative performance basis.

In our judgment, the global financial markets currently appear poised to enter into a new phase in which underlying fundamentals, such as sound capital and financial structures--and not bargain hunting--are likely to drive investment returns. Of course, the best strategy for your portfolio depends not only on your view of the global economy’s direction, but on your current financial needs, future goals and attitudes toward risk. Your financial advisor can help you decide which investments have the potential to benefit from a recovery while guarding against the risk that may accompany unexpected market developments.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation November 16, 2009

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2008, through October 31, 2009, as provided by Helen Potter, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended October 31, 2009, Global Alpha Fund’s Class A shares produced a total return of 22.83%, Class C shares returned 21.94% and Class I shares returned 23.29%.1 In comparison, the fund’s benchmark, a hybrid index comprised of 60% Morgan Stanley Capital International World Index (half-hedged) and 40% Citigroup World Government Bond Index 1+ World Index (half-hedged), produced a total return of 14.36% for the same period.2 Separately, the Morgan Stanley Capital International World Index (half-hedged) produced a total return of 15.37%, and the Citigroup World Government Bond Index 1+ World Index (half-hedged) produced a 11.41% total return for the same period.

A severe recession and banking crisis sent prices of stocks and higher yielding bonds sharply lower in late 2008 and early 2009, but a sustained rally in anticipation of an economic recovery more than offset those losses over the remainder of the reporting period. The fund’s returns were higher than its benchmark, due primarily to overweighted exposure to global stocks and the effectiveness of all four of the quantitative factors underlying the fund’s investment process.

The Fund’s Investment Approach

The fund seeks total return through investments in securities and instruments that provide exposure to global stock, bond and currency markets.The strategy utilizes a proprietary, fundamentals-based quantitative model to construct and optimally integrate a diverse set of four alpha-generating signals: stock markets vs. bond markets within each country, country allocation among equity markets, country allocation among sovereign bond markets and currency allocation. Our quantitative investment approach is designed to identify and exploit relative misvaluations across and within major developed capital markets such as the United States, Canada, Japan, Australia and many Western European countries.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Volatility Continued as Global Markets Recovered

The world’s financial markets endured a year of extreme volatility. In the final months of 2008, a credit crisis affecting major financial institutions nearly led to the collapse of the global banking system. Meanwhile, rising unemployment, plunging housing prices and depressed consumer confidence in most markets exacerbated the most severe global economic downturn since the 1930s. These influences fueled a bear market that drove some financial markets to multi-year lows by the first quarter of 2009.

Market sentiment began to improve in early March, as massive government-led stimulus measures were enacted across the globe. As these measures gained traction, global economic activity rebounded much faster than expected. All regions of the world produced positive economic growth by the end of the reporting period, and global financial markets rallied sharply, with the emerging markets leading the way. Conversely, traditional safe havens, such as the sovereign bonds of developed nations, gave back some of the gains they had achieved in a “flight to quality” during the downturn.

Quantitative Process Bolstered Fund Performance

As 2009 unfolded, indiscriminate selling pressure during the financial crisis gave way to more disciplined discrimination by investors among global stock, bond and currency markets. As a result, all four of the alpha-generating signals considered by our investment process contributed positively to the fund’s relative performance.

A generally overweighted allocation to global stocks boosted relative performance for the reporting period, as strong results since March more than offset earlier losses. In addition, results from our country selection models proved favorable. For example, a bias toward bond markets in the United Kingdom and United States added significant alpha over the first half of the reporting period as the Bank of England and the Federal Reserve Board reduced short-term interest rates and enacted emergency liquidity programs. When investors began to re-focus on fundamentals in March, our country equity selection model added value through an overweighted position in Spanish stocks and underweighted exposure to Japanese equities.

Finally, currency decisions added value during the reporting period, particularly when market volatility subsided later in the reporting period. An overweighted position in the Australian dollar was the greatest currency-related contributor to the fund’s relative performance.

Continuing to Seek Relative Value Opportunities

The dramatic mispricing of global stock markets during the downturn was corrected during the subsequent rally, prompting us to reduce the fund’s overall allocation to global stocks toward a position that is roughly in line with the benchmark. However, as of the reporting period’s end, we have continued to find relative value opportunities in certain markets. For example, we have reallocated assets from Spanish stocks to other European equity markets, such as France and Germany. In global bond markets, wider yield differences along the maturity spectrum have created opportunities in government bond markets in the United States,Australia and Euro-area (ex-U.K.) countries.We have generally maintained the fund’s underweighted positions in Japanese stocks and bonds.A significant drop in risk aversion has led to a more conducive environment to take advantage of relative mispricings in currency markets, and the fund has maintained an overweighted position in the Australian dollar and underweighted allocations to the U.S. dollar and the British pound.

November 16, 2009

Investing in foreign companies involves special risks, including changes in currency rates, political, economic and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity. An investment in this fund should be considered only as a supplement to an overall investment program.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCES: Morgan Stanley Capital International and Citigroup — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital
International (MSCI) World Index is an unmanaged index of global stock market performance, including the United States, Canada, Europe,Australia, New Zealand and the Far East.The
Citigroup World Government Bond Index includes the 22 government bond markets.

The Fund 5

FUND PERFORMANCE

† Source: FactSet
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A, Class C and Class I shares of Global Alpha Fund on May 2, 2006 (inception date) to a $10,000 investment made on that date in each of the following: the Morgan
Stanley Capital International World Index (the “MSCI Index”) (half-hedged); the Citigroup World Government Bond
Index 1 + World Index (the “CWGB Index”) (half-hedged); and an unmanaged hybrid index composed of 60%
MSCI Index and 40% CWGB Index (the “Hybrid Index”) (half-hedged). Returns assume all dividends and capital gain distributions are reinvested.
The fund invests primarily in instruments that provide exposure to global equity, bond and currency markets.The fund’s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The MSCI Index (half-hedged) is an unmanaged index of global stock market performance, including the United States, Canada,Australia, New Zealand and the Far East and includes net dividends
reinvested.The CWGB Index (half-hedged) is an unmanaged index that tracks the performance of 22 government bond markets. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 10/31/09

	Inception		From
	Date	1 Year	Inception

Class A shares
with maximum sales charge (5.75%)	5/2/06	15.73%	–5.34%
without sales charge	5/2/06	22.83%	–3.73%
Class C shares
with applicable redemption charge †	5/2/06	20.94%	–4.44%
without redemption	5/2/06	21.94%	–4.44%
Class I shares	5/2/06	23.29%	–3.42%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Global Alpha Fund from May 1, 2009 to October 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2009
	Class A	Class C	Class I

Expenses paid per $1,000†	$ 11.26	$ 15.01	$ 9.16
Ending value (after expenses)	$1,201.00	$1,196.90	$1,203.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2009
	Class A	Class C	Class I

Expenses paid per $1,000†	$ 10.31	$ 13.74	$ 8.39
Ending value (after expenses)	$1,014.97	$1,011.54	$1,016.89

† Expenses are equal to the fund’s annualized expense ratio of 2.03% for Class A, 2.71% for Class C and 1.65% for
Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
October 31, 2009

Common Stocks—59.6%	Shares	Value ($)

Australia—2.5%
AGL Energy	1,165	14,421
Alumina	6,059 [a]	8,862
Amcor	1,623	8,373
AMP	5,155	27,030
Asciano Group	5,000 [a]	6,775
ASX	507	15,245
Australia & New Zealand Banking Group	5,416	110,584
AXA Asia Pacific Holdings	2,444	9,136
Bendigo and Adelaide Bank	1,460	11,819
BHP Billiton	7,722	254,542
BlueScope Steel	4,602	12,135
Brambles	3,602	22,630
CFS Retail Property Trust	2,267	3,882
Coca-Cola Amatil	754	7,179
Cochlear	74	4,257
Commonwealth Bank of Australia	3,509	162,153
Computershare	633	6,151
Crown	1,748	12,669
CSL	1,444	40,750
Dexus Property Group	10,980	7,812
Fortescue Metals Group	1,686 [a]	5,658
Foster’s Group	4,781	23,382
Goodman Group	11,621	6,390
GPT Group	14,123	7,323
Incitec Pivot	2,270	5,294
Insurance Australia Group	5,073	17,022
Leighton Holdings	197	6,239
Lend Lease	1,279	10,562
Macquarie Group	778	33,925
Macquarie Infrastructure Group	6,011	7,760
Metcash	3,159	13,353
National Australia Bank	4,452	117,387
Newcrest Mining	1,163	33,218
OneSteel	3,419	9,299
Orica	953	20,329
Origin Energy	2,128	30,336

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Australia (continued)
OZ Minerals	7,338 [a]	7,730
Paladin Energy	1,333 [a]	4,862
QBE Insurance Group	2,375	47,985
Rio Tinto	1,029	57,362
Santos	2,009	26,779
Sims Metal Management	204	3,629
Sonic Healthcare	1,046	13,001
Stockland	5,538	18,451
Suncorp-Metway	3,099	24,204
TABCORP Holdings	2,151	13,711
Tatts Group	1,524	3,383
Telstra	11,208	33,519
Toll Holdings	1,882	14,268
Transurban Group	1,655	6,744
Wesfarmers	2,380	58,865
Wesfarmers-PPS	190	4,778
Westfield Group	5,055	54,319
Westpac Banking	6,732	157,369
Woodside Petroleum	1,176	49,600
Woolworths	2,881	73,973
WorleyParsons	465	10,842
		1,779,256
Austria—.1%
Erste Group Bank	423	17,163
OMV	364	15,097
Raiffeisen International Bank Holding	116	6,867
Telekom Austria	797	13,112
Verbund-Oesterreichische Elektrizitaetswirtschafts, Cl. A	172	7,763
Vienna Insurance Group	90	5,098
Voestalpine	272	9,371
		74,471
Belgium—.3%
Anheuser-Busch InBev	1,642	77,538
Anheuser-Busch InBev (STRIP)	1,224 [a]	9
Belgacom	367	13,808
Colruyt	37	8,836

Common Stocks (continued)	Shares	Value ($)

Belgium (continued)
Compagnie Nationale a Portefeuille	78	4,092
Delhaize Group	215	14,656
Dexia	1,226 [a]	10,275
Fortis	5,032 [a]	21,917
Fortis (Rights)	12,089 [a]	0
Groupe Bruxelles Lambert	201	17,809
Groupe Bruxelles Lambert (STRIP)	31 [a]	0
KBC Groep	373 [a]	16,136
Mobistar	79	5,452
Solvay	146	14,401
UCB	236	10,122
Umicore	272	8,327
		223,378
Canada—.0%
Tim Hortons	370	10,534
Denmark—.3%
AP Moller—Maersk, Cl. A	1	6,721
AP Moller—Maersk, Cl. B	3	20,697
Carlsberg, Cl. B	253	17,906
Coloplast, Cl. B	81	6,656
Danske Bank	1,018 [a]	23,663
DSV	645 [a]	10,140
Novo Nordisk, Cl. B	1,017	63,511
Novozymes, Cl. B	109	10,059
Topdanmark	63 [a]	9,130
TrygVesta	63	4,571
Vestas Wind Systems	460 [a]	32,694
William Demant Holding	89 [a]	6,378
		212,126
Finland—.4%
Elisa	488	9,497
Fortum	994	23,656
Kesko, Cl. B	220	7,362
Kone, Cl. B	373	14,006
Metso	304	8,545
Neste Oil	313	5,569

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Finland (continued)
Nokia	8,533	108,652
Nokian Renkaat	388	8,324
Orion, Cl. B	345	6,582
Outokumpu	298	4,964
Pohjola Bank	426	4,764
Rautaruukki	329	6,757
Sampo, Cl. A	1,022	24,609
Sanoma	347	6,441
Stora Enso, Cl. R	1,381 [a]	10,514
UPM-Kymmene	1,315	15,871
Wartsila	212	7,723
		273,836
France—3.2%
Accor	347	16,729
Aeroports de Paris	60	4,580
Air France	457 [a]	7,053
Air Liquide	568	61,513
Alcatel-Lucent	5,602 [a]	21,242
Alstom	455	31,771
Atos Origin	175 [a]	8,247
AXA	3,568	89,574
BioMerieux	15	1,674
BNP Paribas	2,098	159,263
Bouygues	500	23,718
Bureau Veritas	111	6,142
Cap Gemini	312	14,551
Carrefour	1,442	62,275
Casino Guichard Perrachon	120	9,593
Christian Dior	151	15,145
Cie de Saint-Gobain	835	41,032
Cie Generale d’Optique Essilor International	490	27,581
Cie Generale de Geophysique-Veritas	458 [a]	9,126
CNP Assurances	100	9,704
Compagnie Generale des Etablissements Michelin, Cl. B	357	26,626
Credit Agricole	2,020	39,058
Dassault Systemes	153	8,875

Common Stocks (continued)	Shares	Value ($)

France (continued)
EDF	536	30,052
Eiffage	95	5,206
Eramet	10	3,142
Eurazeo	68	4,303
Eutelsat Communications	231 [a]	7,379
France Telecom	4,169	103,708
GDF Suez	2,749	115,617
Gecina	42	4,496
Groupe Danone	1,251	75,594
Hermes International	129	18,042
ICADE	48	5,076
Iliad	42	4,567
Imerys	92	5,077
Ipsen	26	1,330
JC Decaux	159 [a]	3,230
Klepierre	207	8,620
L’Oreal	544	55,920
Lafarge	440	35,998
Lagardere	273	12,408
Legrand	238	6,496
LVMH Moet Hennessy Louis Vuitton	557	58,062
M6-Metropole Television	334	8,089
Natixis	1,937 [a]	10,975
Neopost	109	9,588
PagesJaunes Groupe	318	3,915
Pernod-Ricard	436	36,533
Peugeot	316 [a]	10,376
PPR	181	19,858
Publicis Groupe	265	10,127
Renault	442 [a]	19,956
Safran	407	6,606
Sanofi-Aventis	2,400	176,151
Schneider Electric	530	55,529
SCOR	394	10,071
Societe BIC	95	6,629
Societe Des Autoroutes Paris-Rhin-Rhone	58 [a]	4,377

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

France (continued)
Societe Generale	1,043	69,835
Societe Generale (Rights)	1,125 [a]	4,946
Societe Television Francaise 1	424	6,697
Sodexo	215	12,343
Suez Environnement	614	13,711
Technip	247	15,609
Thales	233	11,352
Total	4,871	292,040
Unibail-Rodamco	184	40,980
Vallourec	135	21,452
Veolia Environnement	852	28,002
Vinci	961	50,520
Vivendi	2,664	74,347
		2,290,009
Germany—2.3%
Adidas	445	20,682
Allianz	1,037	119,404
BASF	2,114	113,847
Bayer	1,750	121,950
Bayerische Motoren Werke	762	37,433
Beiersdorf	210	12,982
Celesio	112	2,791
Commerzbank	1,701 [a]	17,819
Daimler	2,065	100,788
Deutsche Bank	1,356	99,145
Deutsche Boerse	447	36,353
Deutsche Lufthansa	309	4,787
Deutsche Post	1,972	33,446
Deutsche Telekom	6,496	89,040
E.ON	4,349	167,412
Fresenius Medical Care & Co.	441	21,440
GEA Group	380	7,193
Hannover Rueckversicherung	81 [a]	3,662
HeidelbergCement	342	20,553
Henkel & Co.	177	6,957
Infineon Technologies	2,147 [a]	9,709

Common Stocks (continued)	Shares	Value ($)

Germany (continued)
K+S	342	18,761
Linde	346	36,445
MAN	245	20,236
Merck	171	16,125
Metro	273	15,210
Muenchener Rueckversicherungs	473	75,121
RWE	959	84,473
Salzgitter	53	4,789
SAP	1,965	89,297
Siemens	1,882	170,690
Solarworld	192	4,170
Suedzucker	90	1,867
ThyssenKrupp	765	24,719
Volkswagen	215	35,097
		1,644,393
Greece—.2%
Alpha Bank	864 [a]	16,942
Bank of Cyprus Public	1,364	10,968
Coca-Cola Hellenic Bottling	449	11,858
EFG Eurobank Ergasias	769 [a]	12,367
Hellenic Petroleum	240	2,939
Hellenic Telecommunications Organization	542	9,196
Marfin Investment Group	1,947 [a]	7,871
National Bank of Greece	1,379 [a]	51,456
OPAP	554	14,223
Piraeus Bank	700 [a]	12,239
Public Power	384 [a]	7,904
Titan Cement	222	7,760
		165,723
Hong Kong—.7%
Bank of East Asia	3,540	12,363
BOC Hong Kong Holdings	8,500	19,569
Cheung Kong Holdings	3,000	38,008
Cheung Kong Infrastructure Holdings	1,000	3,565
CLP Holdings	4,500	30,142
Esprit Holdings	2,500	16,366

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Hong Kong (continued)
Hang Lung Group	1,000	5,017
Hang Lung Properties	5,000	18,845
Hang Seng Bank	1,900	26,960
Henderson Land Development	3,000	21,151
Hong Kong & China Gas	9,000	21,457
Hong Kong Exchanges & Clearing	2,500	43,949
HongKong Electric Holdings	3,500	18,699
Hopewell Holdings	1,000	3,156
Hutchison Whampoa	5,000	35,004
Kerry Properties	1,500	8,421
Li & Fung	6,000	24,846
Link REIT	5,500 [c]	12,461
MTR	2,000	7,065
New World Development	6,000	12,860
Shangri-La Asia	2,000	3,838
Sino Land	4,000	7,626
Sun Hung Kai Properties	3,000	45,498
Swire Pacific, Cl. A	2,000	24,417
Wharf Holdings	3,000	16,129
Wheelock & Co.	3,000	9,566
		486,978
Ireland—.1%
Anglo Irish Bank	3,069 [a,b]	1,719
CRH	1,563	38,395
Elan	1,537 [a]	8,187
Kerry Group, Cl. A	333	9,900
		58,201
Italy—1.1%
A2A	1,653	3,066
ACEA	123	1,446
Assicurazioni Generali	2,741	69,393
Atlantia	677	16,082
Banca Carige	966	2,738
Banca Monte dei Paschi di Siena	5,510	10,520
Banca Popolare di Milano Scarl	1,286	9,620
Banco Popolare	1,686 [a]	14,752

Common Stocks (continued)	Shares	Value ($)

Italy (continued)
Enel	14,988	89,672
ENI	5,936	148,102
Fiat	1,721 [a]	25,799
Finmeccanica	1,035	17,470
Intesa Sanpaolo	17,529 [a]	74,357
Intesa Sanpaolo-RSP	2,967	9,740
Luxottica Group	184 [a]	4,488
Mediaset	1,052	6,872
Mediobanca	1,059	13,566
Mediobanca (Warrants 3/18/11)	1,274 [a]	0
Parmalat	4,031	11,223
Saipem	594	17,651
Snam Rete Gas	3,831	18,653
Telecom Italia	22,753	36,357
Telecom Italia-RSP	14,376	15,919
Terna Rete Elettrica Nazionale	2,691	10,710
UniCredit	32,457 [a]	109,665
Unione di Banche Italiane	1,363	19,577
		757,438
Japan—6.5%
77 Bank	1,000	5,762
Acom	9	113
Advantest	400	8,726
Aeon	1,500	13,297
Aioi Insurance	1,000	4,369
Aisin Seiki	400	10,016
Ajinomoto	2,000	18,630
All Nippon Airways	2,000	5,511
Amada	1,000	6,100
Asahi Breweries	900	15,900
Asahi Glass	2,000	16,566
Ashai Kasei	3,000	14,714
Astellas Pharma	1,000	36,407
Bank of Kyoto	1,000	9,071
Bank of Yokohama	3,000	14,479
Benesse Holdings	200	8,820

The Fund 17

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Japan (continued)
Bridgestone	1,400	22,821
Brother Industries	800	8,992
Canon	2,400	89,560
Casio Computer	900	6,503
Central Japan Railway	3	19,918
Chiba Bank	2,000	12,167
Chubu Electric Power	1,500	33,443
Chugai Pharmaceutical	500	9,788
Chugoku Electric Power	700	14,139
Chuo Mitsui Trust Holdings	3,000	10,801
Citizen Holdings	400	2,247
Cosmo Oil	1,000	2,593
Credit Saison	600	6,707
Dai Nippon Printing	1,000	12,375
Daicel Chemical Industries	1,000	6,000
Daido Steel	1,000	3,388
Daiichi Sankyo	1,500	29,518
Daikin Industries	500	16,945
Daito Trust Construction	200	8,315
Daiwa House Industry	1,000	10,548
Daiwa Securities Group	4,000	21,140
Denki Kagaku Kogyo Kabushiki Kaisha	2,000	7,301
Denso	1,100	29,880
Dentsu	500	10,557
DIC	3,000	4,898
Dowa Holdings	1,000	5,710
East Japan Railway	800	50,988
Eisai	600	21,143
Electric Power Development	300	9,309
Elpida Memory	500 [a]	6,412
FamilyMart	200	5,922
Fanuc	400	33,411
Fast Retailing	100	16,438
Fuji Electric Holdings	2,000	3,671
Fuji Heavy Industries	1,000	3,842
FUJIFILM Holdings	1,100	31,435

Common Stocks (continued)	Shares	Value ($)

Japan (continued)
Fujitsu	4,000	23,128
Fukuoka Financial Group	2,000	7,215
Furukawa Electric	2,000	7,503
Gunma Bank	1,000	5,174
Hachijuni Bank	1,000	5,827
Hankyu Hashin Holdings	3,000	13,322
Hirose Electric	100	10,305
Hiroshima Bank	1,000	3,799
Hisamitsu Pharmaceutical	100	3,407
Hitachi	8,000	25,657
Hitachi Construction Machinery	300	6,921
Hokkaido Electric Power	400	7,681
Hokuhoku Financial Group	3,000	6,401
Hokuriku Electric Power	500	11,395
Honda Motor	3,800	116,930
HOYA	1,000	21,778
Ibiden	300	10,604
IHI	4,000 [a]	7,463
INPEX	2	16,273
Isetan Mitsukoshi Holdings	880	8,304
Isuzu Motors	4,000	8,273
ITOCHU	3,000	18,638
J Front Retailing	1,200	5,633
Jafco	100	2,659
Japan Real Estate Investment	1	7,975
Japan Retail Fund Investment	1	4,720
Japan Steel Works	1,000	10,926
Japan Tobacco	11	30,489
JFE Holdings	1,100	35,225
JGC	1,000	19,098
Joyo Bank	2,000	8,703
JS Group	600	9,757
JSR	500	9,679
JTEKT	500	5,257
Jupiter Telecommunications	3	2,741
Kajima	3,000	7,011

The Fund 19

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Japan (continued)
Kaneka	1,000	6,481
Kansai Electric Power	1,700	36,744
Kao	1,000	22,336
Kawasaki Heavy Industries	4,000	9,868
Kawasaki Kisen Kaisha	2,000 [a]	7,252
KDDI	7	36,988
Keihin Electric Express Railway	1,000	7,928
Keio	1,000	6,274
Keyence	110	21,704
Kintetsu	4,000	14,082
Kirin Holdings	2,000	32,629
Kobe Steel	6,000	10,785
Komatsu	2,100	40,581
Konami	400	7,179
Konica Minolta Holdings	1,000	9,275
Kubota	2,000	15,429
Kuraray	1,000	10,266
Kurita Water Industries	300	9,225
Kyocera	400	33,289
Kyowa Hakko Kirin	371	4,278
Kyushu Electric Power	800	16,271
Lawson	200	8,880
Leopalace21	500	2,675
Makita	300	9,974
Marubeni	4,000	19,834
Marui Group	900	5,101
Mazda Motor	3,000	6,659
Medipal Holdings	500	7,006
MEIJI Holdings	117	4,744
Minebea	1,000	4,156
Mitsubishi	3,100	65,856
Mitsubishi Chemical Holdings	3,000	11,097
Mitsubishi Electric	4,000	30,000
Mitsubishi Estate	3,000	45,297
Mitsubishi Gas Chemical	1,000	4,538
Mitsubishi Heavy Industries	7,000	24,479

Common Stocks (continued)	Shares	Value ($)

Japan (continued)
Mitsubishi Materials	3,000	7,890
Mitsubishi Motors	8,000 [a]	11,651
Mitsubishi Rayon	2,000	6,920
Mitsubishi Tanabe Pharma	1,000	12,780
Mitsubishi UFJ Financial Group	21,260	112,858
Mitsui & Co.	4,000	51,337
Mitsui Chemicals	2,000	6,831
Mitsui Engineering & Shipbuilding	3,000	7,672
Mitsui Fudosan	2,000	31,931
Mitsui Mining & Smelting	2,000 [a]	5,136
Mitsui OSK Lines	3,000	17,299
Mitsui Sumitomo Insurance Group Holdings	900	21,188
Mizuho Financial Group	28,600	56,540
Murata Manufacturing	500	24,505
Namco Bandai Holdings	700	7,174
NEC	5,000	13,969
NGK Insulators	1,000	22,360
NGK Spark Plug	1,000	11,252
Nidec	200	16,964
Nikon	1,000	18,562
Nintendo	200	50,716
Nippon Building Fund	1	8,210
Nippon Electric Glass	1,000	10,839
Nippon Express	2,000	8,059
Nippon Meat Packers	1,000	11,677
Nippon Mining Holdings	2,500	10,971
Nippon Oil	3,000	14,570
Nippon Paper Group	300	7,915
Nippon Sheet Glass	1,000	2,919
Nippon Steel	12,000	44,940
Nippon Telegraph & Telephone	1,200	49,300
Nippon Yusen	3,000	11,132
Nipponkoa Insurance	2,000	10,807
Nishi-Nippon City Bank	2,000	4,972
Nissan Motor	5,600 [a]	39,599
Nisshin Seifun Group	500	6,595

The Fund 21

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Japan (continued)
Nisshin Steel	3,000	4,895
Nissin Foods Holdings	200	7,032
Nitori	50	4,054
Nitto Denko	400	11,859
Nomura Holdings	8,100	56,365
Nomura Real Estate Office Fund	1	6,155
Nomura Research Institute	300	6,472
NSK	1,000	5,699
NTN	2,000	7,424
NTT Data	3	8,552
NTT DoCoMo	35	50,701
Obayashi	2,000	7,438
Odakyu Electric Railway	2,000	16,247
OJI Paper	2,000	8,691
Olympus	1,000	30,959
Omron	600	10,103
Ono Pharmaceutical	200	9,532
Oriental Land	100	6,748
ORIX	270	17,502
Osaka Gas	4,000	13,388
Panasonic	4,000	55,144
Panasonic Electric Works	1,000	12,423
Promise	300	1,913
Rakuten	18	12,259
Resona Holdings	1,300	15,417
Ricoh	2,000	27,445
Rohm	200	13,098
Sankyo	100	5,666
Santen Pharmaceutical	100	3,434
Sanyo Electric	5,000 [a]	12,041
Sapporo Hokuyo Holdings	1,300	4,334
SBI Holdings	44	7,917
Secom	500	23,254
Sega Sammy Holdings	600	8,473
Seiko Epson	500	7,773
Sekisui Chemical	1,000	5,918

Common Stocks (continued)	Shares	Value ($)

Japan (continued)
Sekisui House	1,000	8,533
Seven & I Holdings	1,700	37,062
Seven Bank	1	2,429
Sharp	2,000	21,067
Shikoku Electric Power	500	14,039
Shimamura	100	9,505
Shimano	100	3,808
Shimizu	2,000	7,570
Shin-Etsu Chemical	900	47,148
Shinsei Bank	4,000 [a]	5,130
Shionogi & Co.	1,000	21,465
Shiseido	1,000	18,217
Shizuoka Bank	1,000	9,872
Showa Denko	4,000	7,577
Showa Shell Sekiyu	500	4,884
SMC	100	11,427
Softbank	1,700	39,681
Sojitz	4,300	7,879
Sompo Japan Insurance	2,000	11,867
Sony	2,300	67,219
Sony Financial Holdings	2	5,684
Stanley Electric	300	5,808
SUMCO	400	7,566
Sumitomo	2,500	24,206
Sumitomo Chemical	4,000	15,734
Sumitomo Electric Industries	1,700	20,327
Sumitomo Heavy Industries	1,000	4,478
Sumitomo Metal Industries	8,000	20,185
Sumitomo Metal Mining	1,000	15,559
Sumitomo Mitsui Financial Group	2,100	71,731
Sumitomo Realty & Development	1,000	18,686
Sumitomo Rubber Industries	600	5,499
Sumitomo Trust & Banking	3,000	15,397
Suruga Bank	1,000	8,988
Suzuken	200	7,116
Suzuki Motor	900	21,804

The Fund 23

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Japan (continued)
T & D Holdings	550	14,029
Taiheiyo Cement	3,000	3,461
Taisei	3,000	5,853
Taiyo Nippon Sanso	1,000	11,119
Takashimaya	1,000	6,643
Takeda Pharmaceutical	1,700	67,982
TDK	200	11,313
Teijin	3,000	8,749
Terumo	400	20,786
THK	200	3,404
Tobu Railway	2,000	10,881
Toho	200	3,007
Toho Gas	1,000	5,173
Tohoku Electric Power	1,100	22,548
Tokio Marine Holdings	1,600	40,939
Tokuyama	1,000	6,174
Tokyo Electric Power	2,800	68,724
Tokyo Electron	400	22,112
Tokyo Gas	5,000	19,683
Tokyo Tatemono	1,000	4,691
Tokyu	3,000	13,035
Tokyu Land	2,000	8,076
TonenGeneral Sekiyu	1,000	9,063
Toppan Printing	1,000	8,842
Toray Industries	3,000	16,912
Toshiba	9,000	50,551
Tosoh	2,000	5,342
TOTO	1,000	5,839
Toyo Seikan Kaisha	500	8,277
Toyota Industries	400	10,679
Toyota Motor	6,300	247,901
Toyota Tsusho	600	8,548
Trend Micro	500	17,361
Tsumura & Co.	100	3,417
Ube Industries	4,000	10,256
UNICHARM	100	9,527

Common Stocks (continued)	Shares	Value ($)

Japan (continued)
UNY	1,000	7,362
Ushio	200	3,086
West Japan Railway	4	14,139
Yahoo! Japan	39	11,858
Yakult Honsha	300	7,680
Yamada Denki	220	13,332
Yamaha	600	6,196
Yamaha Motor	600	7,046
Yamato Holdings	1,000	14,788
Yokogawa Electric	400	3,205
		4,661,438
Luxembourg—.2%
ArcelorMittal	1,953	66,218
Millicom International Cellular, SDR	158 [a]	10,383
SES	600	13,062
Tenaris	1,063	18,962
		108,625
Netherlands—.8%
Aegon	3,551 [a]	25,563
Akzo Nobel	523	31,082
ASML Holding	973	26,387
Corio	58	3,956
European Aeronautic Defence and Space	875	16,506
Fugro	169	9,477
Heineken	548	24,349
Heineken Holding	149	5,827
ING Groep	4,460 [a]	58,803
Koninklijke Ahold	2,691	34,066
Koninklijke DSM	328	14,441
KONINKLIJKE KPN	3,899	71,047
Koninklijke Philips Electronics	2,210	55,873
QIAGEN	506 [a]	10,527
Randstad Holding	243 [a]	9,286
Reed Elsevier	1,649	19,318
SBM Offshore	479	9,237
STMicroelectronics	1,559	12,626

The Fund 25

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Netherlands (continued)
TNT	845	22,541
Unilever	3,711	115,011
Wolters Kluwer	674	15,111
		591,034
New Zealand—.1%
Auckland International Airport	3,880	5,610
Contact Energy	1,211 [a]	5,463
Fletcher Building	2,057	12,233
Sky City Entertainment Group	1,940	4,804
Telecom Corporation of New Zealand	4,764	8,691
		36,801
Norway—.2%
DNB NOR	1,746 [a]	20,209
Norsk Hydro	1,535 [a]	10,170
Orkla	1,913	17,861
Renewable Energy	600 [a]	3,620
SeaDrill	686 [a]	14,399
StatoilHydro	2,553	60,891
Telenor	1,877 [a]	24,426
Yara International	470	15,722
		167,298
Portugal—.1%
Banco Comercial Portugues, Cl. R	5,445	7,793
Banco Espirito Santo	1,244	9,212
Brisa Auto-Estradas de Portugal	656	6,495
Cimpor-Cimentos de Portugal	565	4,419
Energias de Portugal	4,560	20,231
Galp Energia, Cl. B	365	6,161
Jeronimo Martins	521	4,651
Portugal Telecom	1,448	16,632
		75,594
Singapore—.4%
Ascendas Real Estate Investment Trust	6,400	8,340
CapitaLand	6,500	18,820
CapitaMall Trust	7,000	7,850
City Developments	1,000	6,983

Common Stocks (continued)	Shares	Value ($)

Singapore (continued)
ComfortDelgro	7,000	7,600
Cosco Singapore	4,000	3,153
DBS Group Holdings	3,500	32,007
Flextronics International	1,658 [a]	10,744
Fraser and Neave	3,000	8,161
Genting Singapore	12,000 [a]	8,978
Golden Agri-Resources	16,640 [a]	4,988
Keppel	3,000	17,252
Noble Group	3,000	5,485
Oversea-Chinese Banking	6,000	32,292
SembCorp Industries	3,000	7,025
SembCorp Marine	3,000	7,314
Singapore Airlines	866	8,316
Singapore Exchange	2,000	11,369
Singapore Press Holdings	4,000	10,909
Singapore Technologies Engineering	3,000	6,066
Singapore Telecommunications	18,000	37,372
United Overseas Bank	3,000	35,930
UOL Group	2,000	4,755
Wilmar International	3,000	13,229
		314,938
Spain—1.4%
Abertis Infraestructuras	744	15,906
Acciona	39	4,782
Acerinox	312	6,240
ACS Actividades de Construccion y Servicios	361	17,428
Banco Bilbao Vizcaya Argentaria	8,117	146,349
Banco de Sabadell	1,905	12,915
Banco de Valencia	276	2,350
Banco Popular Espanol	2,056	18,447
Banco Santander	18,612	301,934
Banco Santander (Rights)	19,921 [a]	3,527
Bankinter	353	3,740
Criteria Caixacorp	1,132	5,545
EDP Renovaveis	522 [a]	5,222
Enagas	243	5,027

The Fund 27

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Spain (continued)
Gamesa Tecnologica	464	8,544
Gas Natural SDG	566	11,437
Grifols	170	2,760
Iberdrola	8,367	76,293
Iberdrola Renovables	2,143	9,581
Inditex	493	29,096
Indra Sistemas	130	3,071
Mapfre	1,575	6,786
Red Electrica	276	14,338
Repsol	1,662	44,544
Telefonica	9,662	271,288
Zardoya Otis	178	3,590
		1,030,740
Sweden—.8%
Alfa Laval	818	10,258
Assa Abloy, Cl. B	733	13,126
Atlas Copco, Cl. A	1,623	22,436
Atlas Copco, Cl. B	924	11,352
Electrolux, Ser. B	586 [a]	14,399
Getinge, Cl. B	518	9,827
Hennes & Mauritz, Cl. B	1,163	67,277
Holmen, Cl. B	205	5,653
Husqvarna, Cl. B	1,032 [a]	6,643
Investor, Cl. B	1,065	19,237
Lundin Petroleum	806 [a]	7,017
Nordea Bank	7,349	81,118
Sandvik	2,451	27,871
Scania, Cl. B	919	12,066
Securitas, Cl. B	960	9,154
Skandinaviska Enskilda Banken, Cl. A	3,571 [a]	22,480
Skanska, Cl. B	979	14,714
SKF, Cl. B	919	14,919
SSAB, Cl. A	601	9,459
SSAB, Cl. B	264	3,807
Svenska Cellulosa, Cl. B	1,313	18,421
Svenska Handelsbanken, Cl. A	1,191	31,612

Common Stocks (continued)	Shares	Value ($)

Sweden (continued)
Swedbank, Cl. A	1,143	10,202
Swedish Match	627	13,113
Tele2, Cl. B	743	11,072
Telefonaktiebolaget LM Ericsson, Cl. B	6,789	73,252
TeliaSonera	5,083	34,240
Volvo, Cl. A	1,066	10,127
Volvo, Cl. B	2,632	25,619
		610,471
Switzerland—2.5%
ABB	5,027 [a]	94,380
Actelion	230 [a]	12,721
Adecco	288	12,934
Aryzta	289 [a]	11,399
Baloise Holding	118	10,155
BKW FMB Energie	35	2,887
Compagnie Financiere Richemont, Cl. A	1,178	33,192
Credit Suisse Group	2,566	138,916
GAM Holding	528	6,480
Geberit	98	16,285
Givaudan	21	15,623
Holcim	556 [a]	35,583
Julius Baer Group	454	17,118
Kuehne & Nagel International	133	12,102
Lindt & Spruengli-PC	4	8,451
Logitech International	573 [a]	9,852
Lonza Group	112	8,742
Nestle	8,304	387,696
Nobel Biocare Holding	297	8,467
Novartis	4,825	253,204
Pargesa Holding	64	5,142
Roche Holding	1,603	257,763
Schindler Holding	161	11,050
SGS	11	14,767
Sonova Holding	113	11,672
Straumann Holding	19	4,600
Swatch Group	115	5,187

The Fund 29

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Switzerland (continued)
Swatch Group-BR	76	17,845
Swiss Life Holding	77 [a]	9,277
Swiss Reinsurance	780	32,000
Swisscom	60	21,748
Syngenta	220	52,366
Synthes	144	17,152
UBS	8,112 [a]	137,015
Zurich Financial Services	335	77,155
		1,770,926
United Kingdom—6.6%
3i Group	2,323	10,097
Admiral Group	435	7,364
AMEC	800	10,635
Anglo American	2,992 [a]	109,240
Antofagasta	985	12,526
Associated British Foods	767	10,462
AstraZeneca	3,295	148,926
Autonomy	488 [a]	10,803
Aviva	6,153	38,906
BAE Systems	7,928	41,099
Balfour Beatty	1,187	5,199
Barclays	25,117 [a]	133,313
Berkeley Group Holdings	359 [a]	5,048
BG Group	7,646	132,964
BHP Billiton	5,023	136,076
BP	42,745	403,233
British Airways	2,242 [a]	6,719
British American Tobacco	4,544	145,532
British Land	2,011	15,653
British Sky Broadcasting Group	2,775	24,380
BT Group	17,393	37,643
Bunzl	1,080	11,830
Burberry Group	1,034	9,187
Cable & Wireless	6,603	15,782
Cadbury	3,070	38,990
Cairn Energy	316 [a]	13,762

Common Stocks (continued)	Shares	Value ($)

United Kingdom (continued)
Capita Group	1,402	17,633
Carnival	369	11,538
Carphone Warehouse Group	1,573	4,773
Centrica	11,495	47,047
Cobham	2,739	9,915
Compass Group	4,467	28,569
Diageo	5,676	93,186
Drax Group	1,182	9,060
Eurasian Natural Resources	551	7,570
Experian	2,474	22,796
Firstgroup	1,660	10,294
Friends Provident Group	7,807	10,501
G4S	3,474	14,488
GlaxoSmithKline	11,826	243,666
Hammerson	1,670	11,182
Home Retail Group	2,492	11,966
HSBC Holdings	39,505	438,698
ICAP	1,300	8,717
Imperial Tobacco Group	2,304	68,360
Intercontinental Hotels Group	599	7,751
International Power	3,620	15,156
Invensys	1,914	8,928
Investec	1,384	9,972
J Sainsbury	2,973	16,167
Johnson Matthey	600	13,965
Kazakhmys	454 [a]	8,150
Kingfisher	5,397	19,892
Ladbrokes	2,194	4,401
Land Securities Group	1,790	19,533
Legal & General Group	13,542	17,523
Liberty International	1,079	8,023
Lloyds Banking Group	36,879 [a]	52,905
London Stock Exchange Group	518	7,266
Lonmin	314 [a]	7,572
Man Group	3,889	19,872
Marks & Spencer Group	3,827	21,606

The Fund 31

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

United Kingdom (continued)
National Grid	5,501	54,995
Next	448	13,255
Old Mutual	12,045	21,085
Pearson	1,961	26,910
Petrofac	403	6,254
Prudential	5,713	52,406
Randgold Resources	201	13,120
Reckitt Benckiser Group	1,373	68,687
Reed Elsevier	2,675	20,380
Rexam	1,726	7,881
Rio Tinto	3,120	138,496
Rolls-Royce Group	4,168 [a]	31,040
Royal Bank of Scotland Group	39,810 [a]	27,508
Royal Dutch Shell, Cl. A	8,081	240,697
Royal Dutch Shell, Cl. B	6,140	178,126
RSA Insurance Group	7,521	15,025
SABMiller	2,131	56,307
Sage Group	3,713	13,067
Schroders	426	7,724
Scottish & Southern Energy	2,066	36,745
Segro	1,674	9,740
Serco Group	1,169	9,741
Severn Trent	670	10,508
Shire	1,354	23,925
Smith & Nephew	1,999	17,810
Smiths Group	929	13,675
Standard Chartered	4,579	113,254
Standard Life	4,919	17,676
Tesco	17,960	120,593
Thomas Cook Group	1,084	3,658
Tomkins	3,173	8,792
Tui Travel	1,371	5,268
Tullow Oil	1,799	35,199
Unilever	2,914	87,852
United Utilities Group	1,526	11,080
Vedanta Resources	317	10,936
Vodafone Group	119,653	265,372

Common Stocks (continued)	Shares	Value ($)

United Kingdom (continued)
Whitbread	532	11,163
WM Morrison Supermarkets	5,031	23,220
Wolseley	667 [a]	13,611
WPP	2,801	25,324
Xstrata	4,322 [a]	62,871
		4,794,986
United States—28.8%
Abbott Laboratories	3,309	167,336
Abercrombie & Fitch, Cl. A	160	5,251
Accenture, Cl. A	1,311	48,612
ACE	718 [a]	36,876
Activision Blizzard	1,235 [a]	13,375
Adobe Systems	1,120 [a]	36,893
Advance Auto Parts	242	9,017
Advanced Micro Devices	1,469 [a]	6,757
AES	1,423 [a]	18,599
Aetna	955	24,859
Affiliated Computer
Services, Cl. A	185 [a]	9,637
Aflac	999	41,449
AGCO	223 [a]	6,269
Agilent Technologies	737 [a]	18,233
Air Products & Chemicals	448	34,554
Airgas	137	6,077
Akamai Technologies	324 [a]	7,128
Alcoa	2,082	25,858
Allegheny Energy	325	7,417
Allegheny Technologies	214	6,604
Allergan	651	36,619
Alliance Data Systems	107 [a]	5,883
Alliant Energy	201	5,339
Allstate	1,089	32,202
Alpha Natural Resources	230 [a]	7,813
Altera	603	11,933
Altria Group	4,424	80,119
Amazon.com	735 [a]	87,325
AMB Property	339 [c]	7,451

The Fund 33

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

United States (continued)
Ameren	544	13,241
American Eagle Outfitters	450	7,871
American Electric Power	1,019	30,794
American Express	2,277	79,331
American International Group	244 [a]	8,203
American Tower, Cl. A	850 [a]	31,297
Ameriprise Financial	572	19,831
AmerisourceBergen	643	14,242
AMETEK	272	9,490
Amgen	2,167 [a]	116,433
Amphenol, Cl. A	365	14,644
Anadarko Petroleum	1,072	65,317
Analog Devices	622	15,942
Annaly Capital Management	1,162 [c]	19,649
AON	532	20,487
Apache	720	67,766
Apollo Group, Cl. A	291 [a]	16,616
Apple	1,911 [a]	360,224
Applied Materials	2,842	34,672
Aqua America	230	3,554
Arch Capital Group	103 [a]	6,939
Arch Coal	388	8,404
Archer-Daniels-Midland	1,236	37,228
Arrow Electronics	221 [a]	5,600
Assurant	287	8,590
AT & T	12,635	324,340
Autodesk	459 [a]	11,443
Automatic Data Processing	1,072	42,666
AutoNation	293 [a]	5,051
AutoZone	70 [a]	9,472
AvalonBay Communities	164 [c]	11,280
Avery Dennison	191	6,809
Avnet	372 [a]	9,218
Avon Products	912	29,230
Axis Capital Holdings	257	7,425
Baker Hughes	662	27,850

Common Stocks (continued)	Shares	Value ($)

United States (continued)
Ball	228	11,247
Bank of America	18,570	270,751
Baxter International	1,300	70,278
BB & T	1,457	34,837
Beckman Coulter	138	8,878
Becton, Dickinson & Co.	512	35,000
Bed Bath & Beyond	557 [a]	19,612
Berkshire Hathaway, Cl. B	24 [a]	78,792
Best Buy	756	28,864
Biogen Idec	617 [a]	25,994
BJ Services	600	11,520
Black & Decker	109	5,147
BlackRock	49	10,608
BMC Software	394 [a]	14,641
Boeing	1,482	70,840
BorgWarner	295	8,944
Boston Properties	291 [c]	17,684
Boston Scientific	3,218 [a]	26,130
Bristol-Myers Squibb	4,240	92,432
Broadcom, Cl. A	919 [a]	24,455
Brown-Forman, Cl. B	205	10,006
Bunge	312	17,803
Burlington Northern Santa Fe	726	54,682
C.H. Robinson Worldwide	362	19,950
C.R. Bard	212	15,915
CA	886	18,535
Cablevision Systems (NY Group), Cl. A	507	11,641
Cabot Oil & Gas	255	9,810
Calpine	686 [a]	7,711
Cameron International	463 [a]	17,117
Campbell Soup	452	14,351
Capital One Financial	991	36,271
Cardinal Health	769	21,793
CareFusion	462 [a]	10,335
Carmax	542 [a]	10,661
Carnival	936	27,256

The Fund 35

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

United States (continued)
Caterpillar	1,293	71,193
CBS, Cl. B	1,260	14,830
Celanese, Ser. A	352	9,662
Celgene	985 [a]	50,284
CenterPoint Energy	843	10,622
CenturyTel	633	20,547
Cephalon	140 [a]	7,641
Cerner	146 [a]	11,102
CF Industries Holdings	113	9,407
Charles River Laboratories International	116 [a]	4,236
Charles Schwab	2,164	37,524
Chesapeake Energy	1,272	31,164
Chevron	4,293	328,586
Chubb	753	36,536
Church & Dwight	132	7,508
CIGNA	582	16,203
Cimarex Energy	155	6,070
Cincinnati Financial	381	9,662
Cintas	337	9,332
Cisco Systems	12,351 [a]	282,220
Citigroup	34,524	141,203
Citrix Systems	386 [a]	14,189
Cliffs Natural Resources	261	9,284
Clorox	297	17,591
CME Group	131	39,642
Coach	678	22,354
Coca-Cola	4,461	237,816
Coca-Cola Enterprises	624	11,900
Cognizant Technology Solutions, Cl. A	624 [a]	24,118
Colgate-Palmolive	1,069	84,055
Comcast, Cl. A	4,213	61,089
Comcast, Cl. A (Special)	1,730	24,255
Comerica	306	8,492
Computer Sciences	323 [a]	16,379
ConAgra Foods	955	20,055
ConocoPhillips	3,014	151,243

Common Stocks (continued)	Shares	Value ($)

United States (continued)
Consol Energy	386	16,525
Consolidated Edison	586	23,838
Constellation Brands, Cl. A	362 [a]	5,727
Constellation Energy Group	459	14,192
Cooper Industries, Cl. A	355	13,735
Corning	3,324	48,564
Costco Wholesale	929	52,814
Covance	119 [a]	6,150
Coventry Health Care	385 [a]	7,635
Covidien	1,078	45,405
Crown Castle International	621 [a]	18,767
Crown Holdings	306 [a]	8,155
CSX	836	35,262
Cummins	410	17,655
CVS Caremark	3,116	109,995
D.R. Horton	694	7,606
Danaher	579	39,505
Darden Restaurants	332	10,063
DaVita	211 [a]	11,189
Dean Foods	332 [a]	6,052
Deere & Co.	904	41,177
Dell	3,757 [a]	54,439
Delta Air Lines	279 [a]	1,992
Denbury Resources	471 [a]	6,877
Dentsply International	288	9,492
Devon Energy	906	58,627
DeVry	158	8,736
Diamond Offshore Drilling	148	14,097
DIRECTV Group	1,077 [a]	28,325
Discover Financial Services	1,213	17,152
Discovery Communications, Cl. A	326 [a]	8,965
Discovery Communications, Cl. C	344 [a]	8,263
DISH Network, Cl. A	512 [a]	8,909
Dolby Laboratories, Cl. A	134 [a]	5,620
Dollar Tree	172 [a]	7,762
Dominion Resources	1,262	43,022

The Fund 37

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

United States (continued)
Dover	396	14,921
Dow Chemical	2,301	54,027
Dr. Pepper Snapple Group	542 [a]	14,775
DST Systems	83 [a]	3,462
DTE Energy	349	12,906
Duke Energy	2,753	43,552
Duke Realty	396 [c]	4,451
Dun & Bradstreet	102	7,809
E.I. du Pont de Nemours & Co.	1,933	61,508
Eastman Chemical	177	9,294
Eaton	336	20,311
Eaton Vance	238	6,757
eBay	2,339 [a]	52,090
Ecolab	506	22,244
Edison International	661	21,033
Edwards Lifesciences	107 [a]	8,233
El Paso	1,495	14,666
Electronic Arts	665 [a]	12,130
Eli Lilly & Co.	2,213	75,264
EMC	4,324 [a]	71,216
Emerson Electric	1,607	60,664
Energen	165	7,240
Energizer Holdings	160 [a]	9,739
ENSCO International	303	13,874
Entergy	419	32,146
EOG Resources	535	43,688
EQT	254	10,632
Equifax	311	8,515
Equity Residential	585 [c]	16,895
Estee Lauder, Cl. A	228	9,690
Everest Re Group	126	11,024
Exelon	1,415	66,448
Expedia	419 [a]	9,499
Expeditors International Washington	453	14,596
Express Scripts	551 [a]	44,036
Exxon Mobil	10,450	748,952

Common Stocks (continued)	Shares	Value ($)

United States (continued)
Family Dollar Stores	252	7,132
Fastenal	272	9,384
Federal Realty Investment Trust	145 [c]	8,559
FedEx	633	46,013
Fidelity National Financial, Cl. A	408	5,537
Fidelity National Information Services	672	14,623
Fifth Third Bancorp	1,611	14,402
First American	139	4,224
First Solar	115 [a]	14,022
FirstEnergy	652	28,219
Fiserv	332 [a]	15,229
FLIR Systems	304 [a]	8,454
Flowserve	115	11,294
Fluor	384	17,057
FMC	130	6,643
FMC Technologies	264 [a]	13,886
Ford Motor	5,971 [a]	41,797
Forest Laboratories	644 [a]	17,819
Fortune Brands	309	12,036
Foster Wheeler	307 [a]	8,593
FPL Group	835	40,999
Franklin Resources	356	37,248
Freeport-McMoRan Copper & Gold	885 [a]	64,924
FTI Consulting	124 [a]	5,060
GameStop, Cl. A	383 [a]	9,303
Gap	1,040	22,194
Garmin	255	7,716
General Dynamics	700	43,890
General Electric	22,677	323,374
General Mills	704	46,408
Genuine Parts	327	11,442
Genzyme	577 [a]	29,196
Gilead Sciences	1,940 [a]	82,547
Goldman Sachs Group	1,029	175,105
Goodrich	264	14,348
Goodyear Tire & Rubber	559 [a]	7,200

The Fund 39

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

United States (continued)
Google, Cl. A	516 [a]	276,638
H & R Block	724	13,278
H.J. Heinz	672	27,041
Halliburton	1,919	56,054
Hansen Natural	190 [a]	6,869
Harley-Davidson	500	12,460
Harris	272	11,348
Harsco	144	4,535
Hartford Financial Services Group	694	17,017
Hasbro	307	8,372
HCP	697	20,624
Health Care REIT	277 [c]	12,290
Helmerich & Payne	259	9,847
Henry Schein	229 [a]	12,098
Hershey	336	12,697
Hess	629	34,431
Hewlett-Packard	5,121	243,043
Hologic	632 [a]	9,341
Home Depot	3,631	91,102
Honeywell International	1,512	54,266
Hormel Foods	188	6,854
Hospira	343 [a]	15,312
Host Hotels & Resorts	1,263 [c]	12,769
Hudson City Bancorp	1,000	13,140
Humana	361 [a]	13,566
IHS, Cl. A	90 [a]	4,658
Illinois Tool Works	908	41,695
Illumina	309 [a]	9,919
IMS Health	332	5,441
Ingersoll-Rand	681	21,513
Integrys Energy	184	6,366
Intel	11,959	228,536
IntercontinentalExchange	142 [a]	14,227
International Business Machines	2,829	341,206
International Flavors & Fragrances	179	6,818
International Game Technology	608	10,847

Common Stocks (continued)	Shares	Value ($)

United States (continued)
International Paper	876	19,544
Interpublic Group of Cos.	1,154 [a]	6,947
Intuit	652 [a]	18,954
Intuitive Surgical	81 [a]	19,954
Invesco	925	19,564
Iron Mountain	370 [a]	9,039
ITT	369	18,708
ITT Educational Services	96 [a]	8,674
J.C. Penney	451	14,942
J.M. Smucker	253	13,341
Jacobs Engineering Group	253 [a]	10,699
JB Hunt Transport Services	158	4,749
Jefferies Group	299 [a]	7,804
Johnson & Johnson	5,901	348,454
Johnson Controls	1,524	36,454
Joy Global	209	10,536
JPMorgan Chase & Co.	8,072	337,167
Juniper Networks	1,119 [a]	28,546
KBR	301	6,161
Kellogg	573	29,532
KeyCorp	1,737	9,362
Kimberly-Clark	886	54,188
Kimco Realty	726 [c]	9,177
Kinder Morgan Management	142 [a]	6,648
KLA-Tencor	349	11,346
Kohl’s	619 [a]	35,419
Kraft Foods, Cl. A	3,152	86,743
Kroger	1,324	30,624
L-3 Communications Holdings	249	18,000
Laboratory Corp. of America Holdings	231 [a]	15,914
Lam Research	310 [a]	10,453
Las Vegas Sands	702 [a]	10,593
Legg Mason	319	9,286
Leggett & Platt	272	5,258
Lender Processing Services	182	7,244
Leucadia National	430 [a]	9,662

The Fund 41

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

United States (continued)
Level 3 Communications	2,769 [a]	3,267
Liberty Global, Cl. A	247 [a]	5,071
Liberty Global, Ser. C	300 [a]	6,174
Liberty Media-Entertainment, Ser. A	1,057 [a]	32,577
Liberty Media-Interactive, Cl. A	1,387 [a]	15,729
Liberty Property Trust	187 [c]	5,492
Life Technologies	373 [a]	17,594
Limited Brands	555	9,768
Lincoln National	631	15,037
Linear Technology	457	11,827
Lockheed Martin	717	49,322
Loews	744	24,626
Lorillard	359	27,901
Lowe’s Cos.	3,154	61,724
LSI	1,584 [a]	8,110
Lubrizol	156	10,383
M & T Bank	162	10,182
Macy’s	898	15,778
Manpower	192	9,103
Marathon Oil	1,514	48,403
Marriott International, Cl. A	644	16,139
Marsh & McLennan Cos.	1,116	26,181
Marshall & Ilsley	712	3,788
Martin Marietta Materials	101	8,415
Marvell Technology Group	1,122 [a]	15,394
Masco	885	10,399
MasterCard, Cl. A	190	41,614
Mattel	765	14,481
Maxim Integrated Products	624	10,402
McAfee	332 [a]	13,904
McCormick & Co.	225	7,877
McDermott International	468 [a]	10,404
McDonald’s	2,362	138,437
McGraw-Hill	672	19,340
McKesson	580	34,063
MDU Resources Group	429	8,902

Common Stocks (continued)	Shares	Value ($)

United States (continued)
MeadWestvaco	418	9,543
Medco Health Solutions	1,032 [a]	57,916
Medtronic	2,395	85,502
MEMC Electronic Materials	574 [a]	7,129
Merck & Co.	4,514	139,618
MetLife	1,751	59,587
Metropcs Communications	645 [a]	4,018
Microchip Technology	466	11,165
Micron Technology	1,721 [a]	11,686
Microsoft	17,153	475,653
Millipore	105 [a]	7,036
Mirant	379 [a]	5,298
Mohawk Industries	104 [a]	4,454
Molson Coors Brewing, Cl. B	323	15,817
Monsanto	1,168	78,466
Moody’s	448	10,609
Morgan Stanley	2,548	81,842
Mosaic	332	15,514
Motorola	4,902	42,010
Murphy Oil	387	23,661
Mylan	621 [a]	10,085
Myriad Genetics	266 [a]	6,458
Nabors Industries	603 [a]	12,560
Nasdaq OMX Group	423 [a]	7,639
National Oilwell Varco	895 [a]	36,686
National Semiconductor	419	5,422
NetApp	711 [a]	19,233
New York Community Bancorp	837	9,031
Newell Rubbermaid	529	7,676
Newfield Exploration	273 [a]	11,198
Newmont Mining	1,025	44,547
News, Cl. A	3,883	44,732
News, Cl. B	936	12,730
NII Holdings	337 [a]	9,075
NIKE, Cl. B	790	49,122
NiSource	516	6,667

The Fund 43

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

United States (continued)
Noble	559	22,774
Noble Energy	370	24,283
Nordstrom	412	13,093
Norfolk Southern	785	36,597
Northeast Utilities	332	7,653
Northern Trust	478	24,020
Northrop Grumman	657	32,935
NRG Energy	566 [a]	13,012
NSTAR	263	8,140
Nuance Communications	530 [a]	6,948
Nucor	671	26,739
NVIDIA	1,165 [a]	13,933
NYSE Euronext	591	15,277
O’Reilly Automotive	346 [a]	12,899
Occidental Petroleum	1,735	131,652
Old Republic International	426	4,550
Omnicare	291	6,306
Omnicom Group	664	22,762
ONEOK	245	8,871
Oracle	8,536	180,110
Owens-Illinois	345 [a]	10,999
Paccar	737	27,571
Pactiv	242 [a]	5,588
Pall	290	9,205
Parker Hannifin	343	18,165
PartnerRe	144	11,013
Patterson Cos.	217 [a]	5,540
Patterson-UTI Energy	366	5,702
Paychex	694	19,717
Peabody Energy	571	22,606
Pentair	248	7,217
People’s United Financial	715	11,461
Pepco Holdings	529	7,898
Pepsi Bottling Group	379	14,190
PepsiAmericas	158	4,620
PepsiCo	3,333	201,813

Common Stocks (continued)	Shares	Value ($)

United States (continued)
Perrigo	188	6,992
PetroHawk Energy	702 [a]	16,511
PetSmart	229	5,388
Pfizer	17,269	294,086
PG & E	787	32,180
Pharmaceutical Product Development	185	3,987
Philip Morris International	4,200	198,912
Pinnacle West Capital	248	7,767
Pioneer Natural Resources	282	11,593
Pitney Bowes	421	10,315
Plains Exploration & Production	294 [a]	7,791
Plum Creek Timber	333 [c]	10,420
PNC Financial Services Group	952	46,591
Polo Ralph Lauren	107	7,963
PPG Industries	351	19,807
PPL	803	23,640
Praxair	658	52,272
Precision Castparts	299	28,563
Priceline.com	85 [a]	13,412
Pride International	356 [a]	10,523
Principal Financial Group	663	16,602
Procter & Gamble	6,242	362,036
Progress Energy	596	22,368
Progressive	1,382 [a]	22,112
ProLogis	906 [c]	10,265
Prudential Financial	976	44,144
Public Service Enterprise Group	1,082	32,244
Public Storage	269 [c]	19,798
Pulte Homes	844	7,604
QUALCOMM	3,543	146,716
Quanta Services	378 [a]	8,014
Quest Diagnostics	336	18,792
Questar	371	14,781
Qwest Communications International	3,167	11,370
R.R. Donnelley & Sons	415	8,333
Ralcorp Holdings	139 [a]	7,464

The Fund 45

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

United States (continued)
Range Resources	334	16,717
Rayonier	146 [c]	5,633
Raytheon	843	38,171
Red Hat	386 [a]	9,963
Regency Centers	206 [c]	6,911
Regions Financial	2,243	10,856
RenaissanceRe Holdings	159	8,348
Republic Services	809	20,961
Reynolds American	373	18,083
Robert Half International	354	8,213
Rockwell Automation	292	11,957
Rockwell Collins	338	17,028
Roper Industries	230	11,627
Ross Stores	260	11,443
Rowan	271	6,301
Royal Caribbean Cruises	330 [a]	6,676
Safeway	909	20,298
SAIC	500 [a]	8,855
Salesforce.com	237 [a]	13,450
SanDisk	558 [a]	11,428
Sara Lee	1,409	15,908
SBA Communications, Cl. A	191 [a]	5,388
SCANA	286	9,678
Schering-Plough	3,481	98,164
Schlumberger	2,561	159,294
Scripps Networks Interactive, Cl. A	179	6,759
Seagate Technology	1,049	14,634
Sealed Air	291	5,596
Sears Holdings	118 [a]	8,007
SEI Investments	337	5,887
Sempra Energy	496	25,519
Sherwin-Williams	255	14,545
Sigma-Aldrich	260	13,502
Simon Property Group	605 [c]	41,073
SLM	1,047 [a]	10,156
Smith International	468	12,978

Common Stocks (continued)	Shares	Value ($)

United States (continued)
Southern	1,674	52,212
Southwest Airlines	599	5,032
Southwestern Energy	735 [a]	32,031
Spectra Energy	1,378	26,347
Sprint Nextel	5,969 [a]	17,668
SPX	89	4,697
St. Jude Medical	740 [a]	25,219
Stanley Works	131	5,925
Staples	1,529	33,179
Starbucks	1,573 [a]	29,856
Starwood Hotels & Resorts Worldwide	383 [c]	11,130
State Street	1,063	44,625
Stericycle	207 [a]	10,841
Stryker	637	29,302
Sun Microsystems	1,594 [a]	13,039
Sunoco	284	8,747
SunPower, Cl. A	123 [a]	3,052
SunPower, Cl. B	153 [a]	3,314
SunTrust Banks	993	18,976
SUPERVALU	516	8,189
Symantec	1,754 [a]	30,835
Synopsys	266 [a]	5,852
SYSCO	1,261	33,353
T. Rowe Price Group	565	27,532
Target	1,534	74,292
TD Ameritrade Holding	691 [a]	13,336
Telephone & Data Systems	80	2,370
Teradata	352 [a]	9,814
Texas Instruments	2,736	64,159
Textron	542	9,637
TFS Financial	198	2,309
Thermo Fisher Scientific	895 [a]	40,275
Tiffany & Co.	303	11,905
Time Warner	2,570	77,408
Time Warner Cable	753	29,698
TJX Cos.	883	32,980

The Fund 47

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

United States (continued)
Toll Brothers	239 [a]	4,139
Torchmark	209	8,485
Total System Services	300	4,791
Transocean	686 [a]	57,562
Travelers Cos.	1,253	62,387
Tyco Electronics	978	20,782
Tyco International	1,012	33,953
Tyson Foods, Cl. A	547	6,848
U.S. Bancorp	4,061	94,296
Ultra Petroleum	323 [a]	15,682
Union Pacific	1,079	59,496
United Parcel Service, Cl. B	1,497	80,359
United States Steel	357	12,313
United Technologies	1,916	117,738
UnitedHealth Group	2,556	66,328
Unum Group	707	14,105
Urban Outfitters	254 [a]	7,971
URS	153 [a]	5,946
Valero Energy	1,189	21,521
Validus Holdings	240	6,072
Varian Medical Systems	256 [a]	10,491
Ventas	333 [c]	13,363
VeriSign	489 [a]	11,154
Verizon Communications	6,082	179,966
Vertex Pharmaceuticals	412 [a]	13,827
VF	189	13,427
Viacom, Cl. B	1,174 [a]	32,391
Virgin Media	681	9,514
Visa, Cl. A	965	73,108
VMware, Cl. A	115 [a]	4,419
Vornado Realty Trust	339 [c]	20,191
Vulcan Materials	250	11,508
W.R. Berkley	357	8,825
W.W. Grainger	132	12,372

Common Stocks (continued)	Shares	Value ($)

United States (continued)
Wal-Mart Stores	5,027	249,741
Walgreen	2,122	80,275
Walt Disney	3,776	103,349
Warner Chilcott, Cl. A	230 [a]	5,095
Washington Post, Cl. B	16	6,912
Waste Management	999	29,850
Waters	197 [a]	11,314
Watson Pharmaceuticals	186 [a]	6,402
Weatherford International	1,492 [a]	26,155
WellPoint	1,037 [a]	48,490
Wells Fargo & Co.	9,368	257,807
Western Digital	475 [a]	15,998
Western Union	1,499	27,237
Weyerhaeuser	451	16,389
Whirlpool	182	13,029
White Mountains
Insurance Group	14	4,332
Whole Foods Market	343 [a]	10,997
Williams Cos.	1,239	23,355
Willis Group Holdings	426	11,502
Windstream	1,088	10,488
Wisconsin Energy	238	10,393
Wynn Resorts	157 [a]	8,513
Xcel Energy	973	18,351
Xerox	1,844	13,867
Xilinx	584	12,702
XL Capital, Cl. A	791	12,980
XTO Energy	1,179	48,999
Yahoo!	2,836 [a]	45,092
Yum! Brands	987	32,522
Zimmer Holdings	460 [a]	24,182
		20,736,409
Total Common Stocks
(cost $52,076,068)		42,875,603

The Fund 49

STATEMENT OF INVESTMENTS (continued)

Preferred Stocks—.1%	Shares	Value ($)

Germany
Fresenius	208	12,125
Henkel & Co.	396	18,089
Porsche Automobil Holding	194	14,902
RWE	126	9,927
Volkswagen	242	24,162
Total Preferred Stocks
(cost $56,925)		79,205
	Principal
Short-Term Investments—23.7%	Amount ($)	Value ($)

U.S. Government Agencies—14.3%
Federal Home Loan Mortgage Corp.
0.06%, 12/28/09	500,000 [d]	499,989
Federal Home Loan Mortgage Corp.
0.08%, 12/22/09	2,000,000 [d]	1,999,773
Federal Home Loan Mortgage Corp.
0.13%, 12/14/09	2,000,000 [d]	1,999,689
Federal Home Loan Mortgage Corp.
0.16%, 11/16/09	1,000,000 [d]	999,998
Federal Home Loan Mortgage Corp.
0.17%, 11/2/09	500,000 [d]	499,998
Federal National Mortgage Association
0.10%, 12/24/09	500,000 [d]	499,926
Federal National Mortgage Association
0.11%, 1/13/10	500,000 [d]	499,888
Federal National Mortgage Association
0.16%, 11/18/09	1,000,000 [d]	999,922
Federal National Mortgage Association
0.17%, 11/12/09	2,240,000 [d]	2,239,885
		10,239,068
U.S. Treasury Bills—9.4%
0.06%, 1/28/10	1,500,000	1,499,855
0.14%, 12/17/09	3,005,000 [e]	3,004,886
0.17%, 11/19/09	2,260,000	2,259,998
		6,764,739
Total Short-Term Investments
(cost $17,003,003)		17,003,807

	Face Amount
	Covered by
Options—1.5%	Contracts ($)	Value ($)

Call Options
Euro Bond,
November 2009 @ 113
(cost $992,684)	80,000 [a]	1,050,520

Other Investment—11.5%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $8,258,000)	8,258,000 [f]	8,258,000

Total Investments (cost $78,386,680)	96.4%	69,267,135
Cash and Receivables (Net)	3.6%	2,603,792
Net Assets	100.0%	71,870,927

BR—Bearer Certificate
PC—Participation Certificate
PPS—Price Protected Shares
REIT—Real Estate Investment Trust
RSP—Risparmio (Savings) Shares
SDR—Swedish Depository Receipts
STRIP—Separate Trading of Registered Interest and Principal of Securities
a Non-income producing security.
b The value of this security has been determined in good faith under the direction of the Board of Directors.
c Investment in Real Estate Investment Trust.
d On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed Federal National Mortgage
Association and Federal Home Loan Mortgage Corporation into conservatorship with FHFA as the conservator.As such, the FHFA will oversee the continuing affairs of these companies.
e Held by a broker as collateral for open financial futures positions.
f Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)

Short-Term/		Consumer Discretionary	6.0
Money Market Investments	35.2	Energy	5.1
Financial	12.2	Utilities	4.4
Information Technology	6.9	Materials	3.8
Consumer Staples	6.3	Telecommunication Services	2.7
Industrial	6.2	Options	1.5
Health Care	6.1		96.4

† Based on net assets.
See notes to financial statements.

The Fund 51

STATEMENT OF FINANCIAL FUTURES
October 31, 2009

				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
Contracts		Contracts ($)	Expiration	at 10/31/2009 ($)

Financial Futures Long
10 Year Long Gilt	13	2,540,129	December 2009	29,883
Amsterdam Exchanges Index	2	177,939	November 2009	(10,426)
Australian 10 Year Bond	105	9,790,101	December 2009	(81,504)
CAC 40 10 Euro Index	95	5,031,316	November 2009	(299,381)
Canadian 10 Year Bond	39	4,364,510	December 2009	22,632
Dax Index	3	597,944	December 2009	(37,285)
Euro-Bond 10 Year	30	5,395,715	December 2009	46,223
FTSE 100 Index	18	1,483,805	December 2009	(5,255)
FTSE/MIB Index	4	649,345	December 2009	(35,491)
IBEX 35 Index	12	2,008,233	November 2009	(69,686)
Japanese 10 Year Mini Bond	5	761,821	December 2009	(2,574)
S & P/Toronto Stock
Exchange 60 Index	20	2,397,698	December 2009	(95,169)
U.S. Treasury 10 Year Notes	122	14,470,343	December 2009	92,691
Financial Futures Short
Hang Seng Index	7	(976,807)	November 2009	15,485
Japanese 10 Year Bond	18	(27,439,461)	December 2009	112,693
S & P 500 Emini	31	(1,601,150)	December 2009	34,799
SPI 200 Index	15	(1,566,849)	December 2009	27,063
Topix Index	77	(7,604,728)	December 2009	378,602
Gross Unrealized Appreciation				760,071
Gross Unrealized Depreciation				(636,771)

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2009

		Cost	Value

Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers		70,128,680	61,009,135
Affiliated issuers		8,258,000	8,258,000
Cash denominated in foreign currencies		232,457	233,194
Receivable for investment securities sold			4,297,714
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4			899,933
Dividends and interest receivable			107,213
Receivable for shares of Common Stock subscribed			5,875
Prepaid expenses			21,437
			74,832,501
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			162,385
Cash overdraft due to Custodian			84,271
Payable for investment securities purchased			1,485,023
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4			699,476
Payable for futures variation margin—Note 4			268,545
Payable for shares of Common Stock redeemed			203,006
Accrued expenses			58,868
			2,961,574
Net Assets ($)			71,870,927
Composition of Net Assets ($):
Paid-in capital			167,299,895
Accumulated distributions in excess of Investment income—net			(40,589)
Accumulated net realized gain (loss) on investments			(86,595,984)
Accumulated net unrealized appreciation (depreciation) on
investments and foreign currency transactions (including
$123,300 net unrealized appreciation on financial futures)			(8,792,395)
Net Assets ($)			71,870,927

Net Asset Value Per Share
	Class A	Class C	Class I

Net Assets ($)	36,669,884	17,510,087	17,690,956
Shares Outstanding	3,674,439	1,767,131	1,771,381
Net Asset Value Per Share ($)	9.98	9.91	9.99

See notes to financial statements.

The Fund 53

STATEMENT OF OPERATIONS
Year Ended October 31, 2009

Investment Income ($):
Income:
Cash dividends (net of $86,722 foreign taxes withheld at source):
Unaffiliated issuers	1,458,217
Affiliated issuers	29,940
Interest	51,606
Total Income	1,539,763
Expenses:
Management fee—Note 3(a)	927,273
Shareholder servicing costs—Note 3(c)	299,631
Custodian fees—Note 3(c)	174,727
Distribution fees—Note 3(b)	148,730
Professional fees	53,857
Registration fees	43,912
Prospectus and shareholders’ reports	16,352
Directors’ fees and expenses—Note 3(d)	5,783
Loan commitment fees—Note 2	2,458
Interest expense—Note 2	878
Miscellaneous	76,818
Total Expenses	1,750,419
Less—reduction in fees due to earnings credits—Note 1(c)	(4,827)
Net Expenses	1,745,592
Investment (Loss)—Net	(205,829)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(28,004,254)
Net realized gain (loss) on options transactions	(134,012)
Net realized gain (loss) on financial futures	11,148,659
Net realized gain (loss) on forward foreign currency exchange contracts	(1,289,219)
Net Realized Gain (Loss)	(18,278,826)
Net unrealized appreciation (depreciation) on investments, options transactions, financial futures and foreign currency transactions
[including ($2,029,132) net unrealized (depreciation) on
financial futures, $57,836 net unrealized appreciation on options transactions and $1,958,695 net unrealized appreciation on forward
foreign currency exchange contracts]	32,102,839
Net Realized and Unrealized Gain (Loss) on Investments	13,824,013
Net Increase in Net Assets Resulting from Operations	13,618,184

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2009[a]	2008

Operations ($):
Investment income (loss)—net	(205,829)	2,869,862
Net realized gain (loss) on investments	(18,278,826)	(67,653,001)
Net unrealized appreciation
(depreciation) on investments	32,102,839	(50,198,987)
Net Increase (Decrease) in Net Assets
Resulting from Operations	13,618,184	(114,982,126)
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(2,642,752)	(4,956,583)
Class C Shares	(673,036)	(1,154,809)
Class I Shares	(827,785)	(1,322,029)
Class T Shares	—	(61,142)
Net realized gain on investments:
Class A Shares	—	(3,164,732)
Class C Shares	—	(996,907)
Class I Shares	—	(743,147)
Class T Shares	—	(43,650)
Total Dividends	(4,143,573)	(12,442,999)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	3,279,282	42,670,237
Class C Shares	622,890	9,555,407
Class I Shares	2,740,880	7,557,864
Class T Shares	—	358,239
Dividends reinvested:
Class A Shares	2,345,416	7,059,564
Class C Shares	391,057	1,084,715
Class I Shares	454,669	1,295,526
Class T Shares	—	104,679
Cost of shares redeemed:
Class A Shares	(47,500,085)	(194,329,875)
Class C Shares	(12,833,466)	(42,873,923)
Class I Shares	(9,021,965)	(28,968,411)
Class T Shares	(122,959)	(3,225,890)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(59,644,281)	(199,711,868)
Total Increase (Decrease) in Net Assets	(50,169,670)	(327,136,993)
Net Assets ($):
Beginning of Period	122,040,597	449,177,590
End of Period	71,870,927	122,040,597
Undistributed (distributions in excess of)
investment income—net	(40,589)	4,142,140

The Fund 55

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31,

	2009[a]	2008

Capital Share Transactions:
Class Ab
Shares sold	398,236	3,345,543
Shares issued for dividends reinvested	284,638	538,898
Shares redeemed	(5,741,131)	(16,084,298)
Net Increase (Decrease) in Shares Outstanding	(5,058,257)	(12,199,857)
Class C
Shares sold	73,472	745,966
Shares issued for dividends reinvested	47,549	83,314
Shares redeemed	(1,543,686)	(3,643,679)
Net Increase (Decrease) in Shares Outstanding	(1,422,665)	(2,814,399)
Class I
Shares sold	334,439	601,651
Shares issued for dividends reinvested	55,313	98,744
Shares redeemed	(1,097,706)	(2,607,302)
Net Increase (Decrease) in Shares Outstanding	(707,954)	(1,906,907)
Class Tb
Shares sold	—	26,835
Shares issued for dividends reinvested	—	7,997
Shares redeemed	(15,094)	(267,559)
Net Increase (Decrease) in Shares Outstanding	(15,094)	(232,727)

a	Effective as of the close of business on February 4, 2009, the fund no longer offers Class T shares.
b	On the close of business on February 4, 2009, 13,233 Class T shares representing $107,984 were converted to
13,738 Class A shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,

Class A Shares	2009	2008	2007	2006[a]

Per Share Data ($):
Net asset value, beginning of period	8.48	14.25	13.23	12.50
Investment Operations:
Investment income (loss)—net[b]	(.01)	.13	.32	.12
Net realized and unrealized
gain (loss) on investments	1.87	(5.47)	.93	.61
Total from Investment Operations	1.86	(5.34)	1.25	.73
Distributions:
Dividends from investment income—net	(.36)	(.26)	(.07)	—
Dividends from net realized
gain on investments	—	(.17)	(.16)	—
Total Distributions	(.36)	(.43)	(.23)	—
Net asset value, end of period	9.98	8.48	14.25	13.23
Total Return (%)[c]	22.83	(38.52)	9.53	5.84[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.98	1.61	1.52	2.67[e]
Ratio of net expenses to average net assets	1.97	1.61[f]	1.44	1.54[e]
Ratio of net investment income (loss)
to average net assets	(.14)	1.09	2.31	2.09[e]
Portfolio Turnover Rate	14.88	24.53	3.05	—
Net Assets, end of period ($ x 1,000)	36,670	74,083	298,284	47,215

a	From May 2, 2006 (commencement of operations) to October 31, 2006.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.
f	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Fund 57

FINANCIAL HIGHLIGHTS (continued)

		Year Ended October 31,

Class C Shares	2009	2008	2007	2006[a]

Per Share Data ($):
Net asset value, beginning of period	8.37	14.10	13.18	12.50
Investment Operations:
Investment income (loss)—net[b]	(.07)	.04	.21	.08
Net realized and unrealized
gain (loss) on investments	1.86	(5.40)	.93	.60
Total from Investment Operations	1.79	(5.36)	1.14	.68
Distributions:
Dividends from investment income—net	(.25)	(.20)	(.06)	—
Dividends from net realized
gain on investments	—	(.17)	(.16)	—
Total Distributions	(.25)	(.37)	(.22)	—
Net asset value, end of period	9.91	8.37	14.10	13.18
Total Return (%)[c]	21.94	(38.97)	8.80	5.36[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.73	2.35	2.28	3.49[e]
Ratio of net expenses to average net assets	2.72	2.35[f]	2.19	2.29[e]
Ratio of net investment income
(loss) to average net assets	(.89)	.32	1.53	1.33[e]
Portfolio Turnover Rate	14.88	24.53	3.05	—
Net Assets, end of period ($ x 1,000)	17,510	26,706	84,660	3,501

a	From May 2, 2006 (commencement of operations) to October 31, 2006.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.
f	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

		Year Ended October 31,

Class I Shares	2009	2008	2007[a]	2006[b]

Per Share Data ($):
Net asset value, beginning of period	8.52	14.30	13.24	12.50
Investment Operations:
Investment income—net[c]	.02	.17	.36	.13
Net realized and unrealized
gain (loss) on investments	1.87	(5.48)	.93	.61
Total from Investment Operations	1.89	(5.31)	1.29	.74
Distributions:
Dividends from investment income—net	(.42)	(.30)	(.07)	—
Dividends from net realized
gain on investments	—	(.17)	(.16)	—
Total Distributions	(.42)	(.47)	(.23)	—
Net asset value, end of period	9.99	8.52	14.30	13.24
Total Return (%)	23.29	(38.29)	9.86	5.92[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.60	1.26	1.23	2.51[e]
Ratio of net expenses to average net assets	1.59	1.26[f]	1.17	1.27[e]
Ratio of net investment income
to average net assets	.23	1.37	2.58	2.31[e]
Portfolio Turnover Rate	14.88	24.53	3.05	—
Net Assets, end of period ($ x 1,000)	17,691	21,124	62,712	7,705

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	From May 2, 2006 (commencement of operations) to October 31, 2006.
c	Based on average shares outstanding at each month end.
d	Not annualized.
e	Annualized.
f	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Fund 59

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Global Alpha Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers ten series, including the fund.The fund’s investment objective seeks total return by investing in instruments that provide investment exposure to global equity, bond and currency markets, and in fixed-income securities. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Mellon Capital Management Corporation (“Mellon Capital”), a subsidiary of BNY Mellon, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 300 million shares of $.001 par value Common Stock. The fund currently offers three classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized) and Class I (100 million shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Effective December 3, 2008, investments for new accounts were no longer permitted in Class T shares of the fund, except that participants in certain group retirement plans were able to open a new account in Class T shares of the fund, provided that the fund was established as an investment option under the plans before December 3, 2008. On

February 4, 2009, the fund issued to each holder of its Class T shares, in exchange for said shares, Class A shares of the fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Class T shares. Subsequent investments in the fund’s Class A shares made by prior holders of the fund’s Class T shares who received Class A shares of the fund in exchange for their Class T shares are subject to the front-end sales load schedule that was in effect for Class T shares at the time of the exchange. Otherwise, all other Class A share attributes will be in effect. Effective as of the close of business on February 4, 2009, the fund no longer offers Class T shares.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are

The Fund 61

NOTES TO FINANCIAL STATEMENTS (continued)

valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market),but before the fund calculates its net asset value,the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.

Investments in debt securities excluding short-term investments (other than U.S.Treasury Bills), financial futures, options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Directors, or are determined by the fund not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Board of Directors.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S.Treasury Bills, are carried at amortized cost, which approximates value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid and asked price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward contracts are valued at the forward rate.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund 63

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total

Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	20,736,409	—	—	20,736,409
Equity Securities—
Foreign†	14,948,013	7,270,386	—	22,218,399
U.S. Treasury
Securities	—	6,764,739	—	6,764,739
U.S. Government
Agencies/
Mortgage-Backed	—	10,239,068	—	10,239,068
Mutual Funds	8,258,000	—	—	8,258,000
Other Financial
Instruments††	1,810,591	899,933	—	2,710,524
Liabilities ($)
Other Financial
Instruments††	(636,771)	(699,476)	—	(1,336,247)

†	See Statement of Investments for country classification.
††	Other financial instruments include derivative instruments, such as futures, forward foreign currency exchange contracts, swap contracts and options contracts.Amounts shown represent unrealized appreciation (depreciation), or in the case of options, market value at period end.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

The Fund 65

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2009, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $86,083,084 and unrealized depreciation $9,345,884.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2009. If not applied, $67,747,556 of the carryover expires in fiscal 2016 and $18,335,528 expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2009 and October 31, 2008 were as follows: ordinary income $4,143,573 and $11,774,361 and long-term capital gains $0 and $668,638, respectively.

During the period ended October 31, 2009, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency transactions, passive foreign investment companies, net operating losses and real estate investment trusts, the fund increased accumulated undistributed investment income-net by $166,673, increased accumulated net realized gain (loss) on investments by $163,184 and decreased paid-in capital by $329,857. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participated with other Dreyfus-managed funds in a $145 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Effective October 14, 2009, the $145 million unsecured credit facility with Citibank, N.A., was increased to $215 million and the fund continues participation in the $300 million unsecured credit facility provided by The Bank of NewYork Mellon. In connection therewith, the fund has agreed to pay its pro rata portion of Facility fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2009, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with Dreyfus, the management fee is computed at the annual rate of 1.10% of the value of the fund’s average daily net assets and is payable monthly.

The Fund 67

NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Mellon Capital, Dreyfus pays Mellon Capital an annual fee of .65% of the value of the fund’s average daily net assets, payable monthly.

During the period ended October 31, 2009, the Distributor retained $3,518 from commissions earned on sales of the fund’s Class A shares and $23,614 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay and Class T shares paid the Distributor for distributing their shares at an annual rate of .75% and .25% of the value of their respective average daily net assets. During the period ended October 31, 2009, Class C and Class T shares were charged $148,656 and $74, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay and Class T shares paid the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2009, Class A, Class C and Class T shares were charged $120,228, $49,552 and $74, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2009, the fund was charged $31,582 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended October 31, 2009, the fund was charged $4,494 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were offset by earnings credits pursuant to the cash management agreement.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2009, the fund was charged $174,727 pursuant to the custody agreement.

During the period ended October 31, 2009, the fund was charged $6,397 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $70,409, Rule 12b-1 distribution plan fees $11,716, shareholder services plan fees $12,143, custodian fees $60,000, chief compliance officer fees $3,897 and transfer agency per account fees $4,220.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, financial futures, options transactions and forward contracts during the period ended October 31, 2009, amounted to $8,139,620 and $51,635,708, respectively.

The fund adopted the provisions of ASC Topic 815 “Derivatives and Hedging” which requires qualitative disclosures about objectives and

The Fund 69

NOTES TO FINANCIAL STATEMENTS (continued)

strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges” and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure.The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of October 31, 2009 is shown below:

	Derivative		Derivative
	Assets ($)		Liabilities ($)

Interest rate risk[1]	304,122	Interest rate risk[1]	(84,078)
Equity risk[1]	455,949	Equity risk[1]	(552,693)
Foreign exchange risk[2]	899,933	Foreign exchange risk[3]	(699,476)
Gross fair value of
derivatives contracts	1,660,004		(1,336,247)

Statement of Assets and Liabilities location:
1	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Statement of
Financial Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
2	Unrealized appreciation on forward foreign currency exchange contracts.
3	Unrealized depreciation on forward foreign currency exchange contracts.

The effect of derivative instruments in the Statement of Operations during the period ended October 31, 2009 is shown below:

Amount of realized gain or (loss) on derivatives recognized in income ($)

			Forward
Underlying risk	Futures[4]	Options[5]	Contracts[6]	Total

Interest rate	4,951,473	(134,012)	—	4,817,461
Equity	6,197,186	—	—	6,197,186
Foreign exchange	—	—	(1,289,219)	(1,289,219)
Total	11,148,659	(134,012) (1,289,219)		9,725,428

Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($)[7]

			Forward
Underlying risk	Futures	Options	Contracts	Total

Interest rate	1,195,328	57,836	—	1,253,164
Equity	(3,224,460)	—	—	(3,224,460)
Foreign exchange	—	—	1,958,695	1,958,695
Total	(2,029,132)	57,836	1,958,695	(12,601)

Statement of Operations location:
4	Net realized gain (loss) on financial futures.
5	Net realized gain (loss) on options transactions.
6	Net realized gain (loss) on forward foreign currency exchange contracts.
7	Net unrealized appreciation (depreciation) on investments, financial futures, options transactions and forward foreign currency exchange contracts.

During the period ended October 31, 2009, the average market value of interest rate futures contracts was $73,007,174, which represented 86.54% of average net assets.The average market value of equity futures contracts was $46,828,902, which represented 55.51% of average net assets.The average market value of forward contracts was $44,551,204, which represented 52.81% of average net assets. The average market value of options contracts was $130,528, which represented .15% of average net assets.

Futures Contracts: In the normal course of pursuing its investment objectives, the fund is exposed to market risk, including equity price risk and interest rate risk as a result of changes in value of underlying financial instruments.The fund may invest in financial futures contracts in order to manage its exposure to or protect against changes in the market.A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. Futures contracts are valued daily at the last sales price established by the Board

The Fund 71

NOTES TO FINANCIAL STATEMENTS (continued)

of Trade or exchange upon which they are traded.When the contracts are closed, the fund recognizes a realized gain or loss.There is minimal counterparty credit risk to the fund with futures, since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Contracts open at October 31, 2009 are set forth in the Statement of Financial Futures.

Options: A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date.The fund may purchase and write (sell) put and call options primarily to hedge against changes in security prices, or securities that the fund intends to purchase, or against fluctuations in value caused by changes in prevailing market interest rates or other market conditions.

Forward Foreign Currency Exchange Contracts: The fund may enter into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of an investment strat-egy.When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments.The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward contracts at October 31, 2009:

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)

Purchases:
Australian Dollar,
expiring 12/16/2009	275,200	237,468	246,572	9,104
Australian Dollar,
expiring 12/16/2009	511,000	467,915	457,842	(10,073)
Australian Dollar,
expiring 12/16/2009	102,200	93,583	91,568	(2,015)
Australian Dollar,
expiring 12/16/2009	51,100	46,635	45,784	(851)
Australian Dollar,
expiring 12/16/2009	306,600	280,572	274,705	(5,867)
Australian Dollar,
expiring 12/16/2009	51,100	46,762	45,784	(978)
Australian Dollar,
expiring 12/16/2009	5,118,708	4,386,732	4,586,222	199,490
Australian Dollar,
expiring 12/16/2009	6,320,066	5,428,558	5,662,607	234,049
British Pound,
expiring 12/16/2009	533,400	847,016	875,191	28,175
Canadian Dollar,
expiring 12/16/2009	53,750	49,271	49,676	405
Canadian Dollar,
expiring 12/16/2009	159,600	150,680	147,502	(3,178)
Canadian Dollar,
expiring 12/16/2009	377,650	356,576	349,024	(7,552)
Canadian Dollar,
expiring 12/16/2009	1,421,000	1,377,045	1,313,286	(63,759)
Euro,
expiring 12/16/2009	1,201,450	1,757,577	1,767,864	10,287
Euro,
expiring 12/16/2009	163,400	239,607	240,434	827
Euro,
expiring 12/16/2009	306,750	450,058	451,365	1,307
Euro,
expiring 12/16/2009	959,900	1,416,761	1,412,437	(4,324)
Euro,
expiring 12/16/2009	532,500	790,045	783,543	(6,502)
Euro,
expiring 12/16/2009	1,248,800	1,865,320	1,837,537	(27,783)

The Fund 73

NOTES TO FINANCIAL STATEMENTS (continued)

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)

Purchases (continued):
Euro,
expiring 12/16/2009	312,200	466,330	459,384	(6,946)
Euro,
expiring 12/16/2009	732,000	1,094,523	1,077,096	(17,427)
Euro,
expiring 12/16/2009	183,000	273,631	269,274	(4,357)
Euro,
expiring 12/16/2009	1,737,400	2,607,883	2,556,484	(51,399)
Euro,
expiring 12/16/2009	306,600	460,994	451,144	(9,850)
Euro,
expiring 12/16/2009	1,341,600	1,988,922	1,974,087	(14,835)
Euro,
expiring 12/16/2009	335,400	497,938	493,522	(4,416)
Euro,
expiring 12/16/2009	1,150,400	1,695,235	1,692,747	(2,488)
Euro,
expiring 12/16/2009	287,600	423,801	423,187	(614)
Japanese Yen,
expiring 12/16/2009	664,559,473	7,247,262	7,384,813	137,551
New Zealand Dollar,
expiring 12/16/2009	1,081,600	812,016	773,434	(38,582)
New Zealand Dollar,
expiring 12/16/2009	270,400	203,004	193,358	(9,646)
New Zealand Dollar,
expiring 12/16/2009	82,950	61,864	59,316	(2,548)
New Zealand Dollar,
expiring 12/16/2009	497,700	371,857	355,897	(15,960)
New Zealand Dollar,
expiring 12/16/2009	165,900	124,098	118,632	(5,466)
New Zealand Dollar,
expiring 12/16/2009	829,500	620,491	593,162	(27,329)
New Zealand Dollar,
expiring 12/16/2009	82,950	61,976	59,316	(2,660)
New Zealand Dollar,
expiring 12/16/2009	2,594,428	1,800,533	1,855,233	54,700
Norwegian Krone,
expiring 12/16/2009	10,896,450	1,844,152	1,899,514	55,362
Swiss Franc,
expiring 12/16/2009	2,578,648	2,481,497	2,514,378	32,881

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($) (Depreciation) ($)

Sales:
British Pound,
expiring 12/16/2009	950,400	1,509,254	1,559,396	(50,142)
British Pound,
expiring 12/16/2009	1,202,000	1,921,231	1,972,216	(50,985)
British Pound,
expiring 12/16/2009	1,166,400	1,895,771	1,913,804	(18,033)
British Pound,
expiring 12/16/2009	291,600	473,943	478,451	(4,508)
British Pound,
expiring 12/16/2009	4,650,771	7,678,422	7,630,886	47,536
British Pound,
expiring 12/16/2009	1,993,187	3,301,934	3,270,380	31,554
Canadian Dollar,
expiring 12/16/2009	340,000	326,301	314,227	12,074
Canadian Dollar,
expiring 12/16/2009	787,010	731,578	727,353	4,225
Euro,
expiring 12/16/2009	8,147,188	11,821,569	11,988,116	(166,547)
Euro,
expiring 12/16/2009	3,450,232	5,030,784	5,076,818	(46,034)
Japanese Yen,
expiring 12/16/2009	5,194,800	57,090	57,726	(636)
Japanese Yen,
expiring 12/16/2009	29,437,200	323,397	327,116	(3,719)
Norwegian Krone,
expiring 12/16/2009	1,811,350	326,348	315,762	10,586
Norwegian Krone,
expiring 12/16/2009	319,650	57,634	55,723	1,911
Norwegian Krone,
expiring 12/16/2009	2,611,200	456,859	455,195	1,664
Norwegian Krone,
expiring 12/16/2009	652,800	114,189	113,799	390
Norwegian Krone,
expiring 12/16/2009	905,200	154,354	157,798	(3,444)
Norwegian Krone,
expiring 12/16/2009	2,036,700	347,298	355,046	(7,748)
Swedish Krona,
expiring 12/16/2009	2,392,000	342,488	337,351	5,137
Swedish Krona,
expiring 12/16/2009	598,000	85,880	84,338	1,542

The Fund 75

NOTES TO FINANCIAL STATEMENTS (continued)

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($) (Depreciation) ($)

Sales (continued):
Swedish Krona,
expiring 12/16/2009	6,327,214	904,055	892,347	11,708
Swiss Franc,
expiring 12/16/2009	328,950	327,041	320,751	6,290
Swiss Franc,
expiring 12/16/2009	58,050	57,781	56,603	1,178
Swiss Franc,
expiring 12/16/2009	109,800	107,027	107,063	(36)
Swiss Franc,
expiring 12/16/2009	439,200	428,014	428,253	(239)
Gross Unrealized Appreciation				899,933
Gross Unrealized Depreciation				(699,476)

At October 31, 2009, the cost of investments for federal income tax purposes was $78,612,222; accordingly, accumulated net unrealized depreciation on investments was $9,345,087, consisting of $3,370,386 gross unrealized appreciation and $12,715,473 gross unrealized depreciation.

NOTE 5—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through December 29, 2009, the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Global Alpha Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Global Alpha Fund (one of the series comprising Advantage Funds, Inc.) as of October 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Alpha Fund at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 29, 2009

The Fund 77

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates 17.90% of the ordinary dividends paid during the fiscal year ended October 31, 2009 as qualifying for the corporate dividends received deduction. For the fiscal year ended October 31, 2009, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $882 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2010 of the percentage applicable to the preparation of their 2009 income tax returns.Also, the fund hereby designates 1.94% of ordinary income dividends paid during the fiscal year ended October 31, 2009 as qualifying interest related dividends.

BOARD MEMBERS INFORMATION (Unaudited) *(continued)*

James F. Henry (78)
Board Member (2006)

Principal Occupation During Past 5 Years:

- Advisor to The Elaw Forum, a consultant on managing corporate legal costs
- Advisor to John Jay Homestead (the restored home of the first U.S. Chief Justice)
- Individual Trustee of several trusts

Other Board Memberships and Affiliations:

- Director, advisor and mediator involved in several non-profit organizations, primarily engaged in domestic and international dispute resolution, and historic preservation

No. of Portfolios for which Board Member Serves: 32

Ehud Houminer (69)
Board Member (1993)

Principal Occupation During Past 5 Years:

- Executive-in-Residence at the Columbia Business School, Columbia University

Other Board Memberships and Affiliations:

- Avnet Inc., an electronics distributor, Director
- International Advisory Board to the MBA Program School of Management, Ben Gurion University, Chairman

No. of Portfolios for which Board Member Serves: 60

Gloria Messinger (79)
Board Member (1993)

Principal Occupation During Past 5 Years:

- Arbitrator for American Arbitration Association
- Arbitrator for FINRA (formerly, National Association of Securities Dealers, Inc.)
- Consultant in Intellectual Property

Other Board Memberships and Affiliations:

- Theater for a New Audience, Inc., Director
- Brooklyn Philharmonic, Director

No. of Portfolios for which Board Member Serves: 32

80

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since December 2006.

Chairman, President and Chief Executive Officer of Founders Asset Management LLC, an affiliate of the Manager, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. Prior to June 2009, Mr. Officer was Chief Operating Officer,Vice Chairman and a director of the Manager, where he had been employed since April 1998. He is 61 years old.

PHILLIP N. MAISANO, Executive Vice President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 173 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 62 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. She is 46 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 196 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 52 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 192 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Distributor since October 1998.

The Fund 83

NOTES

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). David P. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $90,668 in 2008 and $88,390 in 2009.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $20,796 in 2008 and $15,828 in 2009. These services consisted of security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $-0- in 2008 and $-0- in 2009.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $18,527 in 2008 and $23,611 in 2009. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $-0- in 2008 and $-0- in 2009.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $160 in 2008 and $40 in 2009. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $-0- in 2008 and $-0- in 2009.

Note: In each of (b) through (d) of this Item 4, 100% of all services provided by the Auditor were pre-approved as required.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $7,879,835 in 2008 and $25,383,429 in 2009.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable. [CLOSED-END FUNDS ONLY]

Item 6. Investments.

(a) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable. [CLOSED-END FUNDS ONLY]

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable. [CLOSED-END FUNDS ONLY]

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Advantage Funds, Inc.

By:	/s/ J. David Officer
J. David Officer,
President

Date:	December 23, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer,
President

Date:	December 23, 2009

By:	/s/ James Windels
James Windels,
Treasurer

Date:	December 23, 2009

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)